UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-04014

                                 Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

                             Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

                               Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report
June 30, 2020
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Enhanced Equity Fund
Meridian Small Cap Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.meridianfund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.meridianfund.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-446-6662 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

MERIDIAN FUND, INC.

Meridian Funds	3	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Through the latter half of 2019, equities extended their long bull run as the outlook for the global economy continued to brighten. In the U.S., a more accommodative monetary policy helped keep the economy strong in the face of headwinds that included a trade war between the U.S. and China. The year ended on a high note, with trade tension easing, corporate earnings surprising on the upside, and one of the strongest U.S. jobs markets on record.
That all ended abruptly in late February and early March of 2020, as the novel coronavirus that originated in China began to spread globally, requiring quarantines that shut down economies. Stocks fell swiftly and severely, with U.S. equity markets plummeting from their February peaks into bear market territory. Fueled by uncertainty and fear, the CBOE Volatility Index (VIX), a benchmark for stock market volatility, closed at the highest level on record in mid-March.
In response to stay-at-home orders, businesses shuttered their doors, ultimately resulting in more than 40 million Americans filing for unemployment. While the U.S. government passed a relief package for struggling Americans valued at nearly $3 trillion, central bankers responded to the crisis with unprecedented fiscal and monetary stimulus. These and other developments, including declining COVID-19 infection rates and the reopening of economies, lifted investor confidence and spurred a strong rally in U.S. equity markets in the second quarter of 2020.
Against this backdrop, large-cap stocks outperformed both mid-caps and small-caps, as measured by the Russell family of U.S. indices. In addition, growth stocks continued to outperform value stocks by a wide margin across the capitalization spectrum.

Fund Performance
The Meridian Growth Fund (the "Fund") Legacy Class Shares returned -1.40% (net) for the 12 months ended June 30, 2020, underperforming its benchmark, the Russell 2500® Growth Index, which returned 9.21%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an “enduring” fund that can mitigate capital losses during turbulent bear market environments and, secondarily, participate on the upside during strong market environments. During the period, volatility increased significantly. In fact, there were 25 days in which the index dropped 2% or more, well above the historical average. Fund performance was mixed during these down days, as growth outperformed value three times more often than is historically normal, a surprising development which provided a headwind to performance due to the Fund’s more valuation-sensitive approach.
Negative stock selection within the information technology and communication services sectors detracted from the Fund’s relative results. Alternately, our holdings in the healthcare sector were the largest contributors to gains during the 12 month period.
Many of the same factors we have discussed in recent communications continued to work against us during the 12 month period, including investors’ preference for large-cap stocks. For example, in the Russell 2500® Growth Index, the top quintile market cap of the index appreciated approximately 88.4%, versus an approximate -23.1% decline for the lowest quintile. Another unfavorable trend that created headwinds for the Fund was investors’ bias toward more growth-oriented companies. In fact, the Russell 2500® Growth Index appreciated 9.21% during the period, versus the Russell 2500® Value Index which declined -15.50%, resulting in growth outperforming value by 2,471 basis points. The Russell 2500® Growth Index has now outperformed the Russell 2500® Value Index over the trailing quarter, 1-year, 3-year, 5-year, and 10-year periods. Given our focus on valuation, this trend has worked against us.
The three largest individual detractors from the Fund’s performance during the period were Cinemark Holdings, Inc., Hanesbrands, Inc., and Belden, Inc.
•	Cinemark Holdings, Inc. is a leader in the U.S. motion picture exhibition industry. Prior to the COVID-19 outbreak, the company had outperformed the North American theater industry for 39 of the past 44 quarters, demonstrating the value of Cinemark’s high-quality circuit. The company’s strong balance sheet compared to its competitors has enabled it to make theater upgrades that enhance the moviegoing experience and should act as a competitive advantage during today’s challenging times. Quarantine directives forced Cinemark to close all its

Meridian Funds	4	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
theaters in the first quarter of 2020. We believe Cinemark is one of the best positioned theater companies to weather COVID-19 and expect the company to resume its track record of gaining share when theaters are allowed to reopen. We maintained our position in the company, however it is much smaller than it was at the beginning of the period.
•	Hanesbrands, Inc. designs, makes, and sells intimate apparel and activewear under brand names such as Hanes, Champion, Bali and Playtex. The company has a low-cost global supply chain, which allows it to generate healthy margins and returns, and a unique business model that enables it to produce more than 90% of its goods through its own manufacturing facilities. Store closures and weak global apparel trends resulting from the pandemic caused Hanesbrands’ share price to slide lower during the period. Sales results were further impacted from the recent termination of the company’s exclusive contract with Target to sell its C9 Champion-branded clothing. Despite this challenge, the company has since entered into a multiyear agreement with Amazon.com to sell its C9 Champion clothing. Hanes has a strong liquidity position of $1.8 billion that we believe will help the company to weather the pandemic and return to growth. More recently, we are encouraged by the company’s ability to manufacture PPE gear for the government and businesses to help offset the impact from the Covid-19 related shutdowns. As such, we added to our position.

•	Belden, Inc. is a diversified supplier of specialty network solutions to the enterprise and industrial markets. Belden's products are mission critical and are expected to perform in highly complex environments. The company has repositioned the product portfolio to focus on higher growth end markets like industrial automation, smart buildings, cybersecurity, and broadband and 5G. While still a small percentage of sales today, the company is making strides to increase the percentage of recurring and repeating revenues. Management has divested slower growing, lower margin divisions and taken aggressive restructuring actions with the goal of accelerating revenue growth to 5-7%, improving EBITDA margins to 20-22%, and delivering a return on invested capital of 13-15%. Belden’s focus on these initiatives gives us confidence in the company’s ability to increase revenues despite near-term headwinds. We consequently are comfortable with our current position size in the stock.
The three largest contributors to the Fund’s performance during the period were Forte Biosciences, Inc., Quidel Corp., and Immunomedics, Inc.
•	Forte Biosciences, Inc. is a clinical-stage biopharmaceutical firm focused on the treatment of inflammatory skin diseases, particularly atopic dermatitis. We purchased the restricted stock of the company when it was still a privately held corporation. We were optimistic about Phase 1/2a clinical trial results for its lead drug candidate FB-401, a live biotherapeutic being developed as a topical therapy for inflammatory skin diseases in adults and children. While the trial showed statistically significant improvement in patients, regulatory approval and a potential commercial launch of the drug will require Forte to run a placebo-controlled trial. The company secured funding for additional trials for FB-401 and to advance its product pipeline through a reverse merger with publicly held biotech firm Tocagen. The all-stock transaction was completed in June, resulting in Forte becoming a publicly held corporation and sending shares of Forte higher.
•	Quidel Corp. is a developer of rapid diagnostic testing solutions which generates most of its revenue from point-of-care tests. Its QuickVue flu tests allow for the fast, qualitative detection of influenza type A and type B, and streptococcus. Since receiving FDA Emergency Use Authorization for its COVID-19 detection test in the first quarter, Quidel has seen strong demand for the test, leading to better-than-expected quarterly revenue and profits. News that the company is ramping up to one million tests per week fueled share strength during the period. At this pace, Quidel could see an incremental $700 million to $1 billion in revenue on a trailing 12-month basis, essentially doubling its revenue. We continue to see strong potential growth for revenue and profits going forward and, subsequently, maintained our position in the stock.
•	Immunomedics, Inc. is a biopharmaceutical company focused on developing targeted treatments for cancer, autoimmune disorders, and other serious diseases. Our initial investment in Immunomedics was motivated by positive clinical trial data for the company’s experimental treatment for an aggressive type of metastatic triple-negative breast cancer. In April, the Food and Drug Administration approved the drug, known as Trodelvy. Given the unmet clinical need in this patient population, we believe the market opportunity for Trodelvy is significant which should lead to a strong commercial launch. During the period, we trimmed our position based on our valuation discipline as the stock appreciated.

Meridian Funds	5	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Outlook
In the final days of the period, COVID-19 infection rates began to spike in certain parts of the country, suggesting the v-shaped economic recovery that investors had hoped for may be elusive and raising the question about whether additional fiscal and monetary stimulus may be needed. Given expectations that the current stimulus package will have fully worked its way into the economy by September, the course of economic growth should be clearer at that point. Our approach in this uncertain environment remains unchanged: as we continue to focus on businesses with predictable and recurring revenue streams, improving margins, strong competitive advantages, and growing market opportunities.
Now more than ever, we maintain strong conviction in the companies we own. Our focus remains on companies that can not only weather the recent market volatility but also emerge even stronger once the recessionary clouds clear. The market’s correction and subsequent rebound has presented us with opportunities to continue to upgrade the quality of the Fund while maintaining our strict valuation discipline. Although recent economic events are unprecedented, we remain confident that staying disciplined to our investment process is the best approach to achieve the strategy’s long-term investment objectives.
Thank you for your continued trust and confidence.
Brian Schaub & Chad Meade
Co-Portfolio Managers

Meridian Funds	6	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2020
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.20
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	(1.40)%	7.89%	12.30%	12.07%
Institutional Class (MRRGX)	12/24/14	(1.38)%	7.90%	—	7.85%
Class A (MRAGX) w/o sales charge	11/15/13	(1.72)%	7.51%	—	8.22%
Class A (MRAGX) with sales charge[1]	11/15/13	(7.37)%	6.24%	—	7.25%
Class C (MRCGX)	7/1/15	(2.40)%	—	—	6.79%
Investor Class (MRIGX)	11/15/13	(1.42)%	7.83%	—	8.56%
Russell 2500® Growth Index	8/1/84 [2]	9.21%	9.57%	14.45%	N/A [3]
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
[3]	Inception date of Legacy Class precedes the inception date of Russell 2500® Growth Index.
See “Disclosures Regarding Fund Performance” on page 28 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of June 30, 2020, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	7	www.meridianfund.com

Meridian Growth Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 6.30.20
TriNet Group, Inc.	3.31%
ON Semiconductor Corp.	2.65%
Skechers U.S.A., Inc. Class A	2.63%
Hanesbrands, Inc.	2.53%
Sally Beauty Holdings, Inc.	2.51%
Pinterest, Inc. Class A	2.43%
Merit Medical Systems, Inc.	2.29%
2U, Inc.	2.26%
Quidel Corp.	2.23%
STERIS Plc	2.16%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.20
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Health Care, Information Technology and Industrials. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	8	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Through the latter half of 2019, equities extended their long bull run as the outlook for the global economy continued to brighten. In the U.S., a more accommodative monetary policy helped keep the economy strong in the face of headwinds that included a trade war between the U.S. and China. The year ended on a high note, with trade tension easing, corporate earnings surprising on the upside and one of the strongest U.S. jobs markets on record.
That all ended abruptly in late February and early March of 2020, as the novel coronavirus that originated in China began to spread globally, requiring quarantines that shut down economies. Stocks fell swiftly and severely, with U.S. equity markets plummeting from their February peaks into bear market territory. Fueled by uncertainty and fear, stock market volatility climbed to the highest level on record, as measured by the CBOE Volatility Index (VIX).
In response to stay-at-home orders, businesses shuttered the doors, ultimately resulting in more than 40 million Americans filing for unemployment. While the U.S. government passed a relief package for struggling Americans valued at nearly $3 trillion, central bankers responded to the crisis with unprecedented fiscal and monetary stimulus. These and other developments, including declining COVID-19 infection rates and the reopening of economies, lifted investor confidence and spurred a strong rally in U.S. equity markets in the second quarter of 2020.
Against this backdrop, large-cap stocks outperformed both mid-caps and small-caps, as measured by the Russell family of U.S. indices. In addition, growth stocks outperformed value stocks by a wide margin across the capitalization spectrum.

Fund Performance
The Meridian Contrarian Fund (the “Fund”) Legacy Class Shares returned -4.90% (net) for the 12 months ending June 30, 2020, performing approximately in line with its benchmark, the Russell 2500® Index, which returned -4.70%, and outperforming its secondary benchmark, the Russell 2500® Value Index, which returned -15.50%.
Our investment process seeks to identify out-of-favor companies that we believe have depressed valuations and visible catalysts for sustainable improvement. Experience has taught us that businesses with unappreciated potential for earnings growth and multiple expansion can be a powerful source of outperformance. As such, we employ a fundamental research-driven process that includes screening for companies that have multiple quarters of year-over-year earnings declines, understanding the reason for the declines, then singling out the companies we believe are poised for an earnings rebound via a cohesive turnaround plan, a new management team, or through improvements or changes to the business. The outcome of this process is a concentrated portfolio of 50-65 of our best ideas.
With a process that prioritizes the management of risk over the opportunity for return, we scrutinize the quality of each prospective investment’s business model and its valuation. Our high standards for quality require that a company have a durable competitive advantage, improving return on invested capital and free cash flow, as well as sustainable future earnings growth.
While we manage the Fund from the bottom up based on individual company fundamentals, we augment this by monitoring overall portfolio characteristics as part of our risk-management process. Two of our primary risk measures are beta-adjusted weight and downside capture, both of which we measure on portfolio, sector, and individual company levels. We analyze the beta-adjusted weights of portfolio holdings against the Russell 2500® Index to determine how sensitive each holding is to movement in the broader market and identify where our risk exposure lies within the portfolio. Depending on the degree to which a stock correlates closely with market movement (high beta), or inversely to the market (low beta), we may increase or decrease our weighting to align with the Fund’s risk parameters as we prioritize risk before reward. Downside capture measures how much a stock goes down relative to an overall market decline, with lower capture representing lower risk. For both these measures we focus on absolute levels and changes over time. This is part of our ongoing process of recycling capital and we are comfortable with the current lower-risk profile.
From a sector standpoint, strong stock selection within the information technology, materials, and utilities sectors contributed to the Fund’s relative performance. Conversely, negative stock selection within the consumer discretionary sector weighed on relative results. Another area of relative weakness was healthcare, where an underweight position weighed on relative returns.

Meridian Funds	9	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
The three largest contributors to the Fund’s performance were Immunomedics, Inc., Cerence, Inc., and Newmont Corp.
•	Immunomedics, Inc. is a biopharmaceutical company focused on developing targeted treatments for cancer, autoimmune disorders, and other serious diseases. We invested in the company in 2017 following a 40% decline in the stock resulting from a failed acquisition attempt by biopharmaceutical firm Seattle Genetics. Our optimism for Immunomedics is related to our favorable outlook for its prospects in triple-negative breast cancer. Since our initial investment, clinical data for its lead breast-cancer drug has supported this view. In April, the Food and Drug Administration approved the drug, known as Trodelvy. We believe the market opportunity in this space is much larger than the market estimates and that Immunomedics’ stock has further upside. We trimmed our position as the stock appreciated during the period.
•	Cerence, Inc. develops human-automotive interface software that provides drivers and passengers with applications ranging from infotainment to safety and, eventually, autonomous driving. In the fourth quarter of 2019, Cerence was spun off of Nuance, a company we’ve owned in the Fund since the second quarter of 2018. At the time of the spinoff, Cerence was not well understood by the market and out of favor with investors due to concerns it would lose market share to Big Tech competitors such as Google, Amazon.com and Apple. Our research showed Cerence was well positioned competitively as a partner to the major automotive original equipment manufacturers because it allows them to retain control over the data and other value-generation potential from its products rather than ceding these functions to large tech companies. In addition to the shares we received from the Nuance spinoff, we bought more shares in late 2019 and early 2020 at what we believed were deeply discounted valuations relative to the company’s growth potential. Cerence’s stock benefited from a number of developments during the year, including a rebound from pandemic-related concerns about the automotive industry; strong fundamental results that demonstrated the resilience of the business; and announcements of significant contract wins that allayed fears of competitive intrusions. We believe Cerence remains well positioned with significant growth opportunities.
•	Newmont Corp. is the world’s second-largest producer of gold. The company operates in five countries on four continents, including Africa, Australia, North America and South America. At the time of our initial investment in 2015, Newmont was struggling from declining gold prices, production shortfalls, cost overruns and poor acquisitions. Our investment thesis was that the company’s new management team would effectively change Newmont’s strategic direction by maximizing its production volume and value via portfolio rationalization, capital discipline, targeted investments, and process improvements designed to lower costs and improve the reliability of production volumes. As we had anticipated, these initiatives have led to improved production, lower costs and increased profitability. By the end of June 2020, gold prices had reached nearly an eight-year high, supported by stimulus measures and interest rate cuts by central banks globally. The rally in gold drove strong share price appreciation for Newmont. We continued to believe in the long-term growth opportunity represented in this company and trimmed our position during the period.
The three largest detractors from the Fund’s performance were Brinker International, Inc., Designer Brands, Inc., and Kennedy-Wilson Holdings, Inc.
•	Brinker International, Inc. owns and operates Chili’s and Maggiano’s restaurant chains. We invested in the company in late 2017, when its stock was out of favor due to lackluster sales and declining operating margins. Contributing to our positive outlook for Brinker, was our belief that its strategy to improve results by shrinking its overcrowded menu offered an attractive risk/reward opportunity given Brinker’s compelling valuation at the time of our investment. We liquidated our position early in the second quarter of 2020 and reinvested proceeds from the sale in rebound opportunities we felt offered a better risk/reward.
•	Designer Brands, Inc. operates the discount shoe chain DSW as well as some smaller brands. We invested in the company in the second quarter of 2019 when the stock was out of favor due to the impact of tariffs on the shoe business. We believed the valuation of less than eight times price-to-earnings offered attractive risk/reward potential given our thesis that shoes were a better segment of the retail industry to support brick-and-mortar

Meridian Funds	10	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
stores than other areas of retail. We also felt DSW had a strong online strategy and that its vertical integration efforts could significantly improve margins. Unfortunately, Designer Brand’s business and stock suffered severely due to the economic impacts of the pandemic. We sold our shares to invest in areas where we believed we could find better risk/reward opportunities.
•	Kennedy-Wilson Holdings, Inc. is a diversified real estate investment business that owns apartment and office properties in the Western U.S. and Ireland. It also provides real estate investment services to large investors generating investment management fees. We invested in this company following substantial portfolio changes in 2017 and 2018 that led to several quarters of disappointing earnings. Among these changes was the purchase of apartments and development options in Ireland. However, we felt that the development pipeline of Kennedy-Wilson’s assets provides visibility to growth not reflected in the company’s valuation, which traded below a sum-of-the-parts market value of Kennedy-Wilson’s recurring cashflow. Investors have focused on simple recovery stories, and Kennedy-Wilson’s diversified real estate model has not garnered attention, despite resilient operation updates. We believe Kennedy-Wilson has significant growth opportunities within its own control and that the market does not appreciate this. The company raised roughly $700 million in capital prior to the COVID-19 outbreak – equal to more than 15% of current asset-providing options. Management also announced an investment management partnership of $2 billion to assist investors in purchasing discounted real estate debt, driving investment fees for Kennedy-Wilson. The company’s properties remain very resilient, with second-quarter 2020 rent collections in the mid-90%, in-line with pre-pandemic levels. We continue to believe Kennedy-Wilson’s stock trades at a discount to the current sum-of-parts on asset value of its owned properties. We maintained our position in the stock.

Outlook
With the course and duration of this coronavirus outbreak unknown, we expect that, through the remainder of the year, the market will oscillate between concern about the pandemic and indifference. We also believe near-term corporate earnings likely will remain weak, but the effect of this weakness on the market could be blunted significantly by optimism regarding Federal Reserve activity. Our outlook is further clouded by uncertainty surrounding the upcoming presidential election. Macroeconomic influence on the market is always difficult to predict, and with these other exogenous factors we believe that is especially true currently.
Given this unpredictable outlook, we continue to focus on where our edge lies in investing in high quality companies when they are out of favor. Market volatility spurred by this uncertainty, however, has created investment opportunities that we may not otherwise have seen. We have found and will continue to look for companies we call traditional turnaround stories, whose stocks are out of favor and inexpensive—especially now. In addition, we will also continue to selectively invest in stocks that typically would be outside of our investment universe, but due to the recent volatility, are now deeply discounted and meet our strict investment criteria. In doing so, we remain focused on navigating through these volatile market conditions in seeking to deliver on the long-term investment goals of our investors.
Thank you for your continued trust and confidence.
Jamie England
Portfolio Manager

Meridian Funds	11	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2020
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.20
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVALX)	2/10/94	(4.90)%	6.67%	11.62%	11.95%
Class A (MFCAX) w/o sales charge	11/15/13	(5.22)%	6.22%	—	6.72%
Class A (MFCAX) with sales charge[1]	11/15/13	(10.66)%	4.97%	—	5.77%
Class C (MFCCX)	7/1/15	(5.86)%	—	—	5.54%
Investor Class (MFCIX)	11/15/13	(4.96)%	6.50%	—	7.00%
Russell 2500® Index	2/10/94 [2]	(4.70)%	5.41%	11.46%	9.53%
Russell 2500® Value Index	2/10/94 [2]	(15.50)%	1.85%	8.81%	9.15%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 28 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of June 30, 2020, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	12	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 6.30.20
TreeHouse Foods, Inc.	3.64%
VICI Properties, Inc.	3.60%
Signature Bank	2.92%
Citizens Financial Group, Inc.	2.50%
TerraForm Power, Inc. Class A	2.44%
CACI International, Inc. Class A	2.36%
Perrigo Co. Plc	2.29%
Nuance Communications, Inc.	2.21%
Acadia Healthcare Co., Inc.	2.13%
Kennedy-Wilson Holdings, Inc.	2.11%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.20
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	13	www.meridianfund.com

Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Through the latter half of 2019, equities extended their long bull run as the outlook for the global economy continued to brighten. In the U.S., a more accommodative monetary policy helped keep the economy strong in the face of headwinds that included a trade war between the U.S. and China. The year ended on a high note, with trade tension easing, corporate earnings surprising on the upside and one of the strongest U.S. jobs markets on record.
That all ended abruptly in late February and early March of 2020, as the novel coronavirus that originated in China began to spread globally, requiring quarantines that shut down economies. Stocks fell swiftly and severely, with U.S. equity markets plummeting from their February peaks into bear market territory. Fueled by uncertainty and fear, stock market volatility climbed to the highest level on record, as measured by the CBOE Volatility Index (VIX).
In response to stay-at-home orders, businesses shuttered the doors, ultimately resulting in more than 40 million Americans filing for unemployment. While the U.S. government passed a relief package for struggling Americans valued at nearly $3 trillion, central bankers responded to the crisis with unprecedented fiscal and monetary stimulus. These and other developments, including declining COVID-19 infection rates and the reopening of economies, lifted investor confidence and spurred a strong rally in U.S. equity markets in the second quarter of 2020.
Against this backdrop, large-cap stocks outperformed both mid-caps and small-caps, as measured by the Russell family of U.S. indices.

Fund Performance
The Meridian Enhanced Equity Fund (the "Fund") Legacy Class Shares advanced 15.86% (net) for the 12-month period ended June 30, 2020, outperforming its benchmark, the S&P 500@ Index, which gained 7.51%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an “enduring” portfolio that can mitigate capital losses during turbulent bear market environments and, secondarily, offer upside participation during strong bull market environments. To achieve that, we seek out quality businesses maintaining considerable competitive advantages and healthy balance sheets that offer robust cash flow characteristics and muted volatility traits.
At any given time, roughly half of the Fund is invested in high quality, larger capitalization companies with promising growth prospects. The balance of the portfolio is invested in equities hedged in a risk-managed approach where more predictable stocks are married with options in an effort to reduce downside risks. Although an early-period portfolio management change resulted in a recalibration of the Fund’s holdings with the aforementioned approach, every investment decision we made throughout the 12 months reflected our commitment to deep, fundamental research.
Top individual contributors during the period included Roku, Inc., NVIDIA Corp., and Apple, Inc.
•	Roku, Inc. pioneered streaming television and benefited from consumers’ broad-based adoption of the medium. It’s success, however, drew others into the space and competitive pressures have built significantly. In weighing market conditions and the stock’s valuation, we realized profits and exited the position.
•	Alternatively, we continue to hold NVIDIA Corp. and Apple, Inc., two industry leaders that have thrived through the pandemic. NVIDIA designs and sells graphics and video processing chips for desktop and notebook gaming personal computers, workstations, consoles, servers, and supercomputers. Additionally, a new partnership with Mercedes validated NVIDIA’s full end-to-end solution for automakers and the company closed on its purchase of networking technology firm Mellanox. As shelter-in-place and similar stay-at-home orders confined millions to their homes, many sought computer upgrades to fulfill work-from-home responsibilities, improved gaming systems for entertainment purposes, or both. As a key supplier of higher-end chip technology to both markets, the stock rallied and we selectively took profits as its valuation surged, but it remains a core position.
•	So, too, does Apple, Inc., which produces premium personal electronics, software, and services. Possessing significant brand equity worldwide, the company’s broad portfolio of offerings is deeply embedded in customers’ daily professional and leisure experiences, from watches to smartphones and from content subscription services to laptop computers. Throughout the period, Apple’s growth prospects were bolstered by strong product sales,

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Portfolio Performance and Composition (Unaudited) (continued)
including the latest release in its iPhone franchise; double-digit growth in services revenue from platforms such as iCloud and Apple Music; and rising online sales in the wake of the pandemic-forced closure of its Apple stores. Additionally, anticipation of a 5G-based iPhone refresh later this year fueled interest in the stock.
The three largest detractors from the Fund’s performance during the period were California Resources Corp., Wells Fargo & Co., and Seritage Growth Properties.
•	We see limited upside within the oil and gas industry going forward as most names in the space fail to fit our focus on well-capitalized cash-flow generators with a competitive advantage. Our related aversion to commodity-based businesses and highly leveraged balance sheets prompted an exit from lead detractor California Resources Corp., an oil and gas exploration and drilling company operating exclusively in California.
•	A laggard that we’re standing by is Wells Fargo & Co., a diversified financial services company that struggled with external and internal pressures. In addition to contending with near 0% interest rates and the evolving fallout from the abrupt economic contraction, company management embarked on the arduous process of emerging from increased regulatory scrutiny and, late in the period, cut its dividend. Nonetheless, we believe in the current leadership’s ability to turn the company around, the firm’s relatively strong capital levels, and its discount to tangible book value, in addition to the mission critical nature of the banking industry.
•	Amid the COVID-19 pandemic, challenges to traditional brick-and-mortar retailers compounded, which contributed to our decision to liquidate our stake in another detractor, Seritage Growth Properties. The REIT, which owns commercial real estate that targets retail tenants, operates a compelling portfolio repositioning strategy that we continue to like for longer-term prospects. Uncertainties in the near-term, however, are abundant, so we exited the position and reallocated the proceeds into opportunities with more attractive risk/reward profiles.
Given our company-specific focus, we maintain a sector-agnostic philosophy in the management of the Fund. Therefore, changes in sector weightings at any point during a period largely reflect the performance of underlying holdings and investment decisions made to strike the optimal balance between the two portions of the portfolio.

Outlook
In the final days of the period, COVID-19 infection rates began to spike in certain parts of the country, suggesting the v-shaped economic recovery that investors had hoped for may be elusive and raising the question about whether additional fiscal and monetary stimulus may be needed. Given expectations that the current stimulus package will have fully worked its way into the economy by September, the course of economic growth should be clearer at that point. Our approach in this uncertain environment remains unchanged: as we continue to focus on businesses with predictable and recurring revenue streams, improving margins, strong competitive advantages, and growing market opportunities.
Now more than ever, we maintain strong conviction in the companies we own. Our focus remains on companies that can not only weather the recent market volatility, but also emerge even stronger once the recessionary clouds clear. The market’s correction and subsequent rebound has presented us with opportunities to continue to upgrade the quality of the Fund, while maintaining our strict valuation discipline. Although recent economic events are unprecedented, we remain confident that staying disciplined to our investment process is the best approach to achieve the strategy’s long-term investment objectives.
Thank you for your continued trust and confidence.
Clay Freeman
Portfolio Manager

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Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2020
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.20
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	15.86%	15.33%	14.79%	9.78%
Class A (MRAEX) w/o sales charge	11/15/13	15.39%	14.91%	—	12.86%
Class A (MRAEX) with sales charge[1]	11/15/13	8.74%	13.56%	—	11.85%
Class C (MRCEX)	7/1/15	15.08%	—	—	14.35%
Investor Class (MRIEX)	11/15/13	15.65%	15.16%	—	13.11%
S&P 500® Index	1/31/05 [2]	7.51%	10.73%	13.99%	8.70%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 28 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of June 30, 2020, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Meridian Enhanced Equity Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 6.30.20
Snap, Inc. Class A	9.07%
Chewy, Inc. Class A	5.23%
LogMeIn, Inc.	4.12%
Huntsman Corp.	3.82%
Apple, Inc.	3.52%
Amazon.com, Inc.	3.52%
Pinterest, Inc. Class A	3.42%
GCI Liberty, Inc. Class A	3.34%
Hanesbrands, Inc.	3.27%
Microsoft Corp.	3.22%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term and options written investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.20
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Information Technology and Communication Services sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Through the latter half of 2019, equities extended their long bull run as the outlook for the global economy continued to brighten. In the U.S., a more accommodative monetary policy helped keep the economy strong in the face of headwinds that included a trade war between the U.S. and China. The year ended on a high note, with trade tension easing, corporate earnings surprising on the upside, and one of the strongest U.S. jobs markets on record.
That all ended abruptly in late February and early March of 2020, as the novel coronavirus that originated in China began to spread globally, requiring quarantines that shut down economies. Stocks fell swiftly and severely, with U.S. equity markets plummeting from their February peaks into bear market territory. Fueled by uncertainty and fear, the CBOE Volatility Index (VIX), a benchmark for stock market volatility, closed at the highest level on record in mid-March.
In response to stay-at-home orders, businesses shuttered their doors, ultimately resulting in more than 40 million Americans filing for unemployment. While the U.S. government passed a relief package for struggling Americans valued at nearly $3 trillion, central bankers responded to the crisis with unprecedented fiscal and monetary stimulus. These and other developments, including declining COVID-19 infection rates and the reopening of economies, lifted investor confidence and spurred a strong rally in U.S. equity markets in the second quarter of 2020.
Against this backdrop, large-cap stocks outperformed both mid-caps and small-caps, as measured by the Russell family of U.S. indices. In addition, growth stocks continued to outperform value stocks by a wide margin across the capitalization spectrum.

Fund Performance
The Meridian Small Cap Growth Fund (the “Fund”) Legacy Class Shares returned -1.17% (net) during the 12-months ended June 30, 2020, underperforming its benchmark, the Russell 2000® Growth Index, which returned 3.48%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an “enduring” fund that can mitigate capital losses during turbulent bear market environments and, secondarily, participate on the upside during strong market environments. During the period, volatility increased significantly. In fact, there were 30 days in which the index dropped 2% or more, well above the historical average. Performance was mixed during these down days, as growth outperformed value twice as often as is historically normal, a surprising development which provided a headwind to performance due to the Fund’s more valuation-sensitive approach.
Weak stock selection within the industrials, communication services, and consumer discretionary sectors detracted from the Fund’s relative results. Alternately, our holdings in the healthcare and information technology sectors were the largest contributors to gains.
Many of the same factors we have discussed in recent communications continued to work against us during the period, including investors’ preference for large-cap stocks. For example, in the Russell 2000® Growth Index, the top quintile market cap of the index appreciated approximately 85.7%, versus an approximate -33.5% decline for the lowest quintile. Another unfavorable trend that created headwinds for the Fund was investors’ bias toward more growth-oriented companies. In fact, the Russell 2000® Growth Index appreciated 3.48% during the period, versus the Russell 2000® Value Index which declined -17.48%, resulting in growth outperforming value by 2,096 basis points. The Russell 2000® Growth Index has now outperformed the Russell 2000® Value Index over the trailing quarter, 1-year, 3-year, 5-year, and 10-year periods. Given our focus on valuation, this trend has worked against us.
The three largest detractors from the Fund’s performance were PlayAGS, Inc., Cinemark Holdings, Inc., and Heritage-Crystal Clean, Inc.
•	PlayAGS, Inc. is a designer and supplier of slot machines and other gaming hardware for the gaming industry. Among the many things we like about this company are its seasoned management team, extensive gaming hardware design experience and the recurring revenue generated through the gaming devices it sells to customers. After going public in 2018, PlayAGS exceeded earnings estimates and raised guidance for several consecutive quarters and consistently improved its market share position. However, the closure of casinos and other businesses in an attempt to slow COVID-19 infections led to a steep decline in revenues for the company. More recently, regional casinos have started to reopen and pent-up demand is resulting in high traffic at many

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
casinos. We are optimistic that, as people become more comfortable returning to their routines, this trend will continue. We are also encouraged by steps PlayAGS has taken to improve liquidity, including financing its debt and reducing its cash burn. During the period, we maintained our position in the company, however it is much smaller than it was at the beginning of the fiscal year.

•	Cinemark Holdings, Inc. is a leader in the U.S. motion picture exhibition industry. Prior to the COVID-19 outbreak, the company had outperformed the North American theater industry for 39 of the past 44 quarters, demonstrating the value of Cinemark’s high-quality circuit. The company’s strong balance sheet compared to its competitors has enabled it to make theater upgrades that enhance the moviegoing experience and should act as a competitive advantage during today’s challenging times. Quarantine directives forced Cinemark to close all its theaters in the first quarter of 2020. We believe Cinemark is one of the best positioned theater companies to weather COVID-19 and expect the company to resume its track record of gaining share when theaters are allowed to reopen. Similar to PlayAGS, we maintained our position in the company, however it is much smaller than it was at the beginning of the period.
•	Heritage-Crystal Clean, Inc. is an environmental services company focused on parts cleaning, used oil collection, oil re-refining, and hazardous and non-hazardous waste services. Our rationale for investing in this company includes the strong recurring revenue stream it generates and substantial growth opportunities in the re-refinery and used oil collection segments. During the period, the stock was hurt by declining oil prices, which plummeted below zero in April, and COVID-19-related quarantines. As stay-at-home directives reduced miles driven across the nation, fewer people utilized maintenance shops which negatively impacted Heritage-Crystal Clean’s parts cleaning and used oil collection businesses. Although oil prices have recovered from April’s low and quarantines have begun to ease, we expect there will be a lag between these improving trends and demand for the company’s parts cleaning and used oil collection services. Nonetheless, we think Heritage-Crystal Clean’s healthy balance sheet and large recurring revenue stream will allow it to return to prior growth rates and profitability levels. We added to our position in the stock on this temporary setback.
The three largest contributors to the Fund’s performance during the period were Forte Biosciences, Inc., Kodiak Sciences, Inc., and Quidel Corp.
•	Forte Biosciences, Inc. is a clinical-stage biopharmaceutical firm focused on the treatment of inflammatory skin diseases, particularly atopic dermatitis. We purchased the restricted stock of the company when it was still a privately held corporation. We were optimistic about Phase 1/2a clinical trial results for its lead drug candidate FB-401, a live biotherapeutic being developed as a topical therapy for inflammatory skin diseases in adults and children. While the trial showed statistically significant improvement in patients, regulatory approval and a potential commercial launch of the drug will require Forte to run a placebo-controlled trial. The company secured funding for additional trials for FB-401 and to advance its product pipeline through a reverse merger with publicly held biotech firm Tocagen. The all-stock transaction was completed in June, resulting in Forte becoming a publicly held corporation and sending shares of Forte higher.
•	Kodiak Sciences, Inc. is a biopharmaceutical company focused on the development of therapeutics to treat ophthalmic diseases. We established a position in the stock based on our optimism for KSI-301, an investigational drug developed for the treatment of wet AMD, diabetic macular edema, and retinal vein occlusion. Although similar therapies are available, studies indicate that KSI-301 is equally effective yet requires only three intravitreal injections (into the eye) versus six, which is the current standard of care. Continued optimism for the experimental drug prompted investors to bid Kodiak’s shares higher during the period. The stock received an additional boost from Kodiak’s announcement that it is selling royalty rights on potential global net sales for KSI-301, which puts Kodiak in a solid financial position to continue advancing its clinical programs. With an addressable market in excess of $10B, we see a significant revenue opportunity for KSI-301 and therefore remain confident in our investment in Kodiak. During the period, we trimmed our position in Kodiak as the company appreciated significantly.
•	Quidel Corp., is a developer of rapid diagnostic testing solutions which generates most of its revenue from point-of-care tests. Its QuickVue flu tests allow for the fast, qualitative detection of influenza type A and type B, and streptococcus. Since receiving FDA Emergency Use Authorization for its COVID-19 detection test in the first quarter, Quidel has seen strong demand for the test, leading to better-than-expected quarterly revenue and profits. News that the company is ramping up to one million tests per week fueled share strength during the

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Portfolio Performance and Composition (Unaudited) (continued)
period. At this pace, Quidel could see an incremental $700 million to $1 billion in revenue on a trailing 12-month basis, essentially doubling its revenue. We continue to see strong potential growth for revenue and profits going forward, and subsequently maintained our position in the stock.

Outlook
In the final days of the period, COVID-19 infection rates began to spike in certain parts of the country, suggesting the v-shaped economic recovery that investors had hoped for may be elusive and raising the question about whether additional fiscal and monetary stimulus may be needed. Given expectations that the current stimulus package will have fully worked its way into the economy by September, the course of economic growth should be clearer at that point. Our approach in this uncertain environment remains unchanged: as we continue to focus on businesses with predictable and recurring revenue streams, improving margins, strong competitive advantages, and growing market opportunities.
Now more than ever, we maintain strong conviction in the companies we own. Our focus remains on companies that can not only weather the recent market volatility but also emerge even stronger once the recessionary clouds clear. The market’s correction and subsequent rebound has presented us with opportunities to continue to upgrade the quality of the Fund while maintaining our strict valuation discipline. Although recent economic events are unprecedented, we remain confident that staying disciplined to our investment process is the best approach to achieve the strategy’s long-term investment objectives.
Thank you for your continued trust and confidence.
Brian Schaub & Chad Meade
Co-Portfolio Managers

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2020
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.20
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	(1.17)%	7.45%	—	10.37%
Institutional Class (MSGRX)	12/24/14	(1.09)%	7.55%	—	7.98%
Class A (MSGAX) w/o sales charge	12/16/13	(1.59)%	7.09%	—	10.00%
Class A (MSGAX) with sales charge[1]	12/16/13	(7.25)%	5.83%	—	9.01%
Class C (MSGCX)	7/1/15	(2.25)%	—	—	6.35%
Investor Class (MISGX)	12/16/13	(1.43)%	7.36%	—	10.29%
Russell 2000® Growth Index	12/16/13 [2]	3.48%	6.86%	12.92%	8.15%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 28 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of June 30, 2020, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 6.30.20
TriNet Group, Inc.	3.82%
Sally Beauty Holdings, Inc.	2.91%
Skechers U.S.A., Inc. Class A	2.65%
Heritage-Crystal Clean, Inc.	2.25%
2U, Inc.	2.21%
ABM Industries, Inc.	2.13%
Quidel Corp.	2.11%
BioTelemetry, Inc.	2.06%
Ritchie Bros. Auctioneers, Inc. (Canada)	2.05%
Clean Harbors, Inc.	2.00%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.20
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Health Care and Industrials sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

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Meridian Fund, Inc.
Expense Disclosure
June 30, 2020 (Unaudited)

Disclosures Regarding Fund Expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and (2) ongoing costs, including management fees; service and distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of January 1, 2020 through June 30, 2020.
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number reported under “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Meridian Growth Fund
Fund Expenses
June 30, 2020 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.85%	$1,000.00	$924.70	$4.07
Institutional Class (MRRGX)	0.82%	$1,000.00	$924.90	$3.92
Class A (MRAGX)	1.18%	$1,000.00	$923.30	$5.64
Class C (MRCGX)	1.88%	$1,000.00	$920.30	$8.98
Investor Class (MRIGX)	0.86%	$1,000.00	$924.60	$4.12

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.85%	$1,000.00	$1,020.64	$4.27
Institutional Class (MRRGX)	0.82%	$1,000.00	$1,020.79	$4.12
Class A (MRAGX)	1.18%	$1,000.00	$1,019.00	$5.92
Class C (MRCGX)	1.88%	$1,000.00	$1,015.51	$9.42
Investor Class (MRIGX)	0.86%	$1,000.00	$1,020.59	$4.32
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days, the number of days in the most recent fiscal half-year, then divided by 366.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 23 for further information on how the above examples were calculated.

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Meridian Contrarian Fund
Fund Expenses
June 30, 2020 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.13%	$1,000.00	$894.00	$ 5.32
Class A (MFCAX)	1.38%	$1,000.00	$893.10	$ 6.50
Class C (MFCCX)	2.16%	$1,000.00	$889.60	$10.15
Investor Class (MFCIX)	1.18%	$1,000.00	$893.70	$ 5.56

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.13%	$1,000.00	$1,019.24	$ 5.67
Class A (MFCAX)	1.38%	$1,000.00	$1,018.00	$ 6.92
Class C (MFCCX)	2.16%	$1,000.00	$1,014.12	$10.82
Investor Class (MFCIX)	1.18%	$1,000.00	$1,019.00	$ 5.92
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days, the number of days in the most recent fiscal half-year, then divided by 366.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 23 for further information on how the above examples were calculated.

Meridian Funds	25	www.meridianfund.com

Meridian Enhanced Equity Fund
Fund Expenses
June 30, 2020 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.33%	$1,000.00	$1,044.00	$ 6.76
Class A (MRAEX)	1.69%	$1,000.00	$1,041.80	$ 8.58
Class C (MRCEX)	2.02%	$1,000.00	$1,040.20	$10.25
Investor Class (MRIEX)	1.46%	$1,000.00	$1,041.30	$ 7.41

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.33%	$1,000.00	$1,018.25	$ 6.67
Class A (MRAEX)	1.69%	$1,000.00	$1,016.46	$ 8.47
Class C (MRCEX)	2.02%	$1,000.00	$1,014.82	$10.12
Investor Class (MRIEX)	1.46%	$1,000.00	$1,017.60	$ 7.32
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days, the number of days in the most recent fiscal half-year, then divided by 366.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 23 for further information on how the above examples were calculated.

Meridian Funds	26	www.meridianfund.com

Meridian Small Cap Growth Fund
Fund Expenses
June 30, 2020 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.14%	$1,000.00	$914.80	$ 5.43
Institutional Class (MSGRX)	1.10%	$1,000.00	$916.40	$ 5.24
Class A (MSGAX)	1.50%	$1,000.00	$913.30	$ 7.14
Class C (MSGCX)	2.18%	$1,000.00	$909.90	$10.35
Investor Class (MISGX)	1.33%	$1,000.00	$913.80	$ 6.33

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.14%	$1,000.00	$1,019.19	$ 5.72
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,019.39	$ 5.52
Class A (MSGAX)	1.50%	$1,000.00	$1,017.40	$ 7.52
Class C (MSGCX)	2.18%	$1,000.00	$1,014.02	$10.92
Investor Class (MISGX)	1.33%	$1,000.00	$1,018.25	$ 6.67
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days, the number of days in the most recent fiscal half-year, then divided by 366.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 23 for further information on how the above examples were calculated.

Meridian Funds	27	www.meridianfund.com

Meridian Fund, Inc.
Performance Disclosure
June 30, 2020 (Unaudited)

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.meridianfund.com.
Performance prior to September 5, 2013 reflects the Fund’s performance under the management of Aster Investment Management Co.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Investor Class, Class A, and Class C Shares of the Meridian Growth Fund are closed to new investors effective June 15, 2017. Existing investors may continue to purchase shares.
Investor Class, Class A, and Class C Shares of the Meridian Small Cap Growth Fund are closed to new investors effective June 29, 2018. Existing investors may continue to purchase shares.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or the Funds' transfer agent at 800.446.6662 or access our website at www.meridianfund.com.

Meridian Funds	28	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments
June 30, 2020
	Shares	Value
Common Stocks - 95.6%
Communication Services - 4.5%
Entertainment - 0.6%
Cinemark Holdings, Inc. [1]	998,344	$ 11,530,873
Interactive Media & Services - 3.9%
Cargurus, Inc. [2]	362,805	9,197,107
Pinterest, Inc. Class A [2]	2,013,202	44,632,688
Vroom, Inc. Acquisition Date: 11/21/19, Cost $5,499,794 [2,3]	404,500	17,927,036
		71,756,831
Total Communication Services		83,287,704
Consumer Discretionary - 13.6%
Auto Components - 0.5%
Fox Factory Holding Corp. [1,2]	114,425	9,452,649
Diversified Consumer Services - 2.5%
frontdoor, Inc. [2]	765,499	33,934,571
Grand Canyon Education, Inc. [2]	130,932	11,853,274
		45,787,845
Internet & Direct Marketing Retail - 0.9%
Shutterstock, Inc. [1]	480,687	16,809,624
Leisure Products - 0.8%
Polaris, Inc.	157,915	14,615,033
Specialty Retail - 2.5%
Sally Beauty Holdings, Inc. [1,2]	3,675,599	46,055,256
Textiles, Apparel & Luxury Goods - 6.4%
Carter's, Inc. [1]	276,264	22,294,505
Hanesbrands, Inc. [1]	4,117,706	46,488,901
Skechers U.S.A., Inc. Class A [2]	1,540,680	48,346,538
		117,129,944
Total Consumer Discretionary		249,850,351
Financials - 2.2%
Banks - 0.5%
Bank OZK	406,434	9,539,006
Capital Markets - 1.7%
LPL Financial Holdings, Inc.	219,234	17,187,946
WisdomTree Investments, Inc.	3,845,847	13,345,089
		30,533,035
Total Financials		40,072,041
Health Care - 28.5%
Biotechnology - 8.2%
Agios Pharmaceuticals, Inc. [1,2]	285,531	15,270,198
DBV Technologies SA ADR (France) [1,2]	1,205,978	5,294,243
Deciphera Pharmaceuticals, Inc. [2]	278,958	16,659,372
	Shares	Value
Exact Sciences Corp. [1,2]	162,955	$ 14,167,308
Forte Biosciences, Inc. Acquisition Date: 12/31/18, Cost $4,000,000 [2,3]	1,174,685	14,557,871
Heron Therapeutics, Inc. [1,2]	964,892	14,193,561
Immunomedics, Inc. [1,2]	540,934	19,170,701
Kiniksa Pharmaceuticals Ltd. Class A [1,2]	318,174	8,107,073
Kodiak Sciences, Inc. [1,2]	221,706	11,998,729
Neurocrine Biosciences, Inc. [2]	120,038	14,644,636
Precision BioSciences, Inc. [2]	408,976	3,406,770
Viking Therapeutics, Inc. [1,2]	1,829,855	13,193,255
		150,663,717
Health Care Equipment & Supplies - 12.2%
ABIOMED, Inc. [2]	85,630	20,684,783
Axogen, Inc. [2]	1,294,843	11,964,349
Cooper Cos., Inc. (The)	70,943	20,122,273
Endologix, Inc. [1,2]	169,778	136,502
Hologic, Inc. [2]	411,835	23,474,595
Integra LifeSciences Holdings Corp. [2]	166,750	7,835,582
Masimo Corp. [2]	35,064	7,994,241
Merit Medical Systems, Inc. [2]	921,158	42,050,863
Nevro Corp. [1,2]	85,094	10,166,180
Quidel Corp. [1,2]	183,395	41,032,797
STERIS Plc	258,582	39,676,822
		225,138,987
Health Care Providers & Services - 5.5%
AMN Healthcare Services, Inc. [2]	320,822	14,513,987
BioTelemetry, Inc. [1,2]	865,944	39,132,010
HealthEquity, Inc. [2]	269,180	15,792,791
MEDNAX, Inc. [2]	1,881,473	32,173,188
		101,611,976
Life Sciences Tools & Services - 1.5%
Syneos Health, Inc. [1,2]	477,792	27,831,384
Pharmaceuticals - 1.1%
Revance Therapeutics, Inc. [1,2]	790,915	19,314,144
Total Health Care		524,560,208
Industrials - 22.7%
Air Freight & Logistics - 1.6%
CH Robinson Worldwide, Inc. [1]	210,067	16,607,897
Forward Air Corp.	249,869	12,448,474
		29,056,371
Commercial Services & Supplies - 6.5%
ABM Industries, Inc.	847,617	30,768,497
Cimpress Plc (Ireland) [1,2]	224,019	17,101,610
Clean Harbors, Inc. [2]	626,514	37,578,310
The accompanying notes are an integral part of the financial statements.

Meridian Funds	29	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2020
	Shares	Value
Ritchie Bros. Auctioneers, Inc. (Canada)	799,454	$ 32,657,696
		118,106,113
Electrical Equipment - 2.1%
Sensata Technologies Holding Plc [2]	1,047,311	38,991,389
Machinery - 6.0%
John Bean Technologies Corp. [1]	362,225	31,158,594
Kennametal, Inc.	337,732	9,696,286
Middleby Corp. (The) [2]	410,282	32,387,661
Tennant Co.	401,352	26,091,893
Woodward, Inc.	144,772	11,227,069
		110,561,503
Marine - 2.4%
Kirby Corp. [2]	544,845	29,181,898
Matson, Inc.	507,168	14,758,589
		43,940,487
Professional Services - 3.3%
TriNet Group, Inc. [2]	997,994	60,817,754
Road & Rail - 0.8%
Heartland Express, Inc.	721,923	15,030,437
Total Industrials		416,504,054
Information Technology - 23.6%
Electronic Equipment, Instruments & Components - 2.4%
Belden, Inc.	620,343	20,192,164
Trimble, Inc. [2]	554,994	23,970,191
		44,162,355
IT Services - 2.7%
Euronet Worldwide, Inc. [2]	102,136	9,786,671
Gartner, Inc. [2]	158,069	19,178,512
Switch, Inc. Class A	395,483	7,047,507
Wix.com Ltd. [2]	51,817	13,276,552
		49,289,242
Semiconductors & Semiconductor Equipment - 2.6%
ON Semiconductor Corp. [2]	2,457,797	48,713,537
Software - 15.9%
2U, Inc. [1,2]	1,093,868	41,523,229
ChannelAdvisor Corp. [2]	677,299	10,728,416
DraftKings, Inc. Class A, Acquisition Date: 8/17/18, Cost $6,072,108 [2,3]	851,288	24,066,763
FireEye, Inc. [2]	1,374,326	16,732,419
j2 Global, Inc. [1]	574,886	36,338,544
LogMeIn, Inc.	242,433	20,551,046
New Relic, Inc. [2]	277,053	19,088,952
	Shares	Value
Nuance Communications, Inc. [2]	987,040	$ 24,977,047
Pluralsight, Inc. Class A [1,2]	1,695,005	30,594,840
Proofpoint, Inc. [2]	185,161	20,575,090
SolarWinds Corp. [1,2]	1,849,198	32,675,329
SS&C Technologies Holdings, Inc.	242,719	13,708,769
		291,560,444
Total Information Technology		433,725,578
Materials - 0.5%
Containers & Packaging - 0.5%
Graphic Packaging Holding Co.	678,969	9,498,776
Total Materials		9,498,776
Total Common Stocks - 95.6% (Cost $1,597,682,204)		1,757,498,712
Warrants - 0.1%
Health Care - 0.1%
Health Care Equipment & Supplies - 0.1%
Endologix, Inc., Strike Price $6.61, Expires 4/3/29 Acquisition Date: 4/1/19, Cost $5,061,271 [2,3]	765,699	607,965
Total Health Care		607,965
Information Technology - 0.0%
Software - 0.0%
DraftKings, Inc. Class A, Strike Price $11.50, Expires 4/23/25 Acquisition Date: 4/23/20, Cost $0 [2,3]	5,966	77,588
Total Information Technology		77,588
Total Warrants - 0.1% (Cost $5,061,271)		685,553
Preferred Stocks - 1.2%
Consumer Discretionary - 0.2%
Internet & Direct Marketing Retail - 0.2%
Evolve Vacation Rental Network, Inc. Series 9 Acquisition Date: 5/29/20, Cost $4,499,999 [2,3,4]	776,451	4,503,416
Total Consumer Discretionary		4,503,416
Information Technology - 1.0%
Communications Equipment - 0.4%
Starry, Inc. (Series C Shares) Acquisition Date: 5/14/18, Cost $4,220,000 [2,3,4]	4,577,007	5,263,559

The accompanying notes are an integral part of the financial statements.

Meridian Funds	30	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2020
	Shares	Value
Starry, Inc. (Series D Shares) Acquisition Date: 3/6/19, Cost $1,835,000 [2,3,4]	1,283,217	$ 1,835,000
		7,098,559
Software - 0.6%
ACV Auctions, Inc. Series A Acquisition Date: 2/28/20, Cost $5,941,839 [2,3,4]	1,143,016	6,149,426
Sumo Logic, Inc. Series G Acquisition Date: 5/1/19, Cost $3,999,997 [2,3,4]	363,131	4,593,607
		10,743,033
Total Information Technology		17,841,592
Total Preferred Stocks - 1.2% (Cost $20,496,835)		22,345,008
	Shares/ Principal Amount
Short-Term Investments - 0.8%[5]
Money Market Funds - 0.2%
BlackRock Liquidity Funds, FedFund, Institutional Class, 0.10%	633,000	633,000
Federated Treasury Obligations Fund, Institutional Class, 0.11%	633,000	633,000
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.10%	633,000	633,000
Goldman Sachs Financial Square Government Fund, Institutional Class, 0.15%	633,000	633,000
Invesco Short Term Investments, Government & Agency Portfolio, Institutional Class, 0.09%	633,000	633,000
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.10%	633,000	633,000
Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.05%	633,000	633,000
	Shares/ Principal Amount	Value
Total Money Market Funds (Cost $4,431,000)		4,431,000
Repurchase Agreements - 0.6%
Citigroup Global Markets, Inc., dated 6/30/20, due 7/1/20, 0.09% total to be received $3,411,769 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.50% - 7.50%, 7/31/21 - 5/20/70, totaling $3,479,995)	$ 3,411,760	$ 3,411,760
Daiwa Capital Markets America, Inc., dated 6/30/20, due 7/1/20, 0.10% total to be received $3,403,942 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 7/28/20 - 3/1/52, totaling $3,472,012)	3,403,933	3,403,933

The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2020
	Shares/ Principal Amount	Value
RBC Dominion Securities Inc., dated 6/30/20, due 7/1/20, 0.09% total to be received $3,411,769 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.00%, 7/31/20 - 7/1/50, totaling $3,479,995)	$ 3,411,760	$ 3,411,760
Total Repurchase Agreements (Cost $10,227,453)		10,227,453
Total Short-Term Investments - 0.8% (Cost $14,658,453)		14,658,453
Total Investments - 97.7% (Cost $1,637,898,763)		1,795,187,726
Cash and Other Assets, Less Liabilities - 2.3%		42,842,896
Net Assets - 100.0%		$1,838,030,622
ADR—American Depositary Receipt
Plc—Public Limited Company
[1]	All or portion of this security is on loan at June 30, 2020. Total value of such securities at year-end amounts to $236,120,414 and represents 12.85% of net assets.
[2]	Non-income producing securities.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $79,582,230 and represents 4.33% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments
June 30, 2020
	Shares	Value
Common Stocks - 94.7%
Consumer Discretionary - 11.3%
Auto Components - 1.8%
Aptiv Plc	40,000	$ 3,116,800
Lear Corp.	52,000	5,669,040
		8,785,840
Hotels, Restaurants & Leisure - 2.7%
Papa John's International, Inc.	30,000	2,382,300
Penn National Gaming, Inc. [1,2]	303,000	9,253,620
PlayAGS, Inc. [1]	485,000	1,639,300
		13,275,220
Household Durables - 2.4%
Mohawk Industries, Inc. [1]	64,000	6,512,640
Newell Brands, Inc.	309,000	4,906,920
		11,419,560
Leisure Products - 1.2%
Polaris, Inc.	65,000	6,015,750
Specialty Retail - 1.3%
Sally Beauty Holdings, Inc. [1]	199,000	2,493,470
Vroom, Inc. [1]	76,342	3,980,472
		6,473,942
Textiles, Apparel & Luxury Goods - 1.9%
Skechers U.S.A., Inc. Class A [1]	288,000	9,037,440
Total Consumer Discretionary		55,007,752
Consumer Staples - 4.9%
Food Products - 4.9%
Nomad Foods Ltd. (United Kingdom) [1]	294,000	6,306,300
TreeHouse Foods, Inc. [1]	405,000	17,739,000
Total Consumer Staples		24,045,300
Energy - 2.5%
Oil, Gas & Consumable Fuels - 2.5%
Apache Corp.	546,000	7,371,000
EOG Resources, Inc.	97,000	4,914,020
Total Energy		12,285,020
Financials - 13.7%
Banks - 5.4%
Citizens Financial Group, Inc.	482,409	12,176,003
Signature Bank	133,000	14,220,360
		26,396,363
Capital Markets - 4.9%
Pivotal Investment Corp. II [1]	301,869	3,109,251
SEI Investments Co.	181,000	9,951,380
State Street Corp.	133,000	8,452,150
	Shares	Value
Victory Capital Holdings, Inc. Class A [2]	148,000	$ 2,544,120
		24,056,901
Insurance - 3.4%
American International Group, Inc.	292,000	9,104,560
RenaissanceRe Holdings Ltd. (Bermuda)	42,000	7,183,260
		16,287,820
Total Financials		66,741,084
Health Care - 13.2%
Biotechnology - 4.6%
Albireo Pharma, Inc. [1]	120,750	3,198,667
Deciphera Pharmaceuticals, Inc. [1]	99,000	5,912,280
Heron Therapeutics, Inc. [1,2]	267,790	3,939,191
Immunomedics, Inc. [1,2]	196,000	6,946,240
Orchard Therapeutics Plc ADR (United Kingdom) [1,2]	95,602	573,612
Precision BioSciences, Inc. [1]	229,151	1,908,828
		22,478,818
Health Care Equipment & Supplies - 1.8%
Accelerate Diagnostics, Inc. [1,2]	161,000	2,440,760
Merit Medical Systems, Inc. [1,2]	133,810	6,108,427
		8,549,187
Health Care Providers & Services - 2.1%
Acadia Healthcare Co., Inc. [1,2]	414,000	10,399,680
Pharmaceuticals - 4.7%
Elanco Animal Health, Inc. [1]	140,000	3,003,000
Perrigo Co. Plc [2]	202,000	11,164,540
Teva Pharmaceutical Industries Ltd. ADR (Israel) [1]	686,000	8,458,380
		22,625,920
Total Health Care		64,053,605
Industrials - 12.8%
Aerospace & Defense - 0.6%
CAE, Inc. (Canada)	172,000	2,784,680
Building Products - 2.0%
Advanced Drainage Systems, Inc.	195,611	9,663,183
Commercial Services & Supplies - 2.3%
ABM Industries, Inc.	170,697	6,196,301
Stericycle , Inc. [1,2]	92,000	5,150,160
		11,346,461
Industrial Conglomerates - 1.5%
Carlisle Cos., Inc.	62,000	7,419,540
Machinery - 3.3%
Evoqua Water Technologies Corp. [1]	271,000	5,040,600
The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2020
	Shares	Value
Hillenbrand, Inc.	212,000	$ 5,738,840
Welbilt, Inc. [1]	869,000	5,292,210
		16,071,650
Marine - 1.4%
Matson, Inc.	231,886	6,747,883
Road & Rail - 1.7%
AMERCO	27,000	8,159,130
Total Industrials		62,192,527
Information Technology - 18.9%
Electronic Equipment, Instruments & Components - 1.5%
Trimble, Inc. [1]	173,156	7,478,608
IT Services - 3.8%
CACI International, Inc. Class A [1]	53,000	11,494,640
Switch, Inc. Class A	384,656	6,854,570
		18,349,210
Semiconductors & Semiconductor Equipment - 5.9%
Advanced Micro Devices, Inc. [1]	164,000	8,628,040
Ambarella, Inc. [1]	65,000	2,977,000
Micron Technology, Inc. [1]	148,000	7,624,960
NVIDIA Corp.	8,000	3,039,280
ON Semiconductor Corp. [1]	335,000	6,639,700
		28,908,980
Software - 7.7%
Cerence, Inc. [1,2]	227,250	9,280,890
FireEye, Inc. [1]	278,043	3,385,173
Nuance Communications, Inc. [1]	426,000	10,779,930
Verint Systems, Inc. [1]	218,000	9,849,240
Zuora, Inc. Class A [1,2]	328,000	4,182,000
		37,477,233
Total Information Technology		92,214,031
Materials - 4.1%
Chemicals - 2.1%
American Vanguard Corp.	191,000	2,628,160
Huntsman Corp.	419,000	7,529,430
		10,157,590
Metals & Mining - 2.0%
Newmont Goldcorp Corp.	158,000	9,754,920
Total Materials		19,912,510
Real Estate - 8.7%
Equity Real Estate Investment Trusts (REITS) - 6.6%
Physicians Realty Trust	507,614	8,893,397
PotlatchDeltic Corp.	149,000	5,666,470
VICI Properties, Inc.	869,493	17,555,064
		32,114,931
	Shares	Value
Real Estate Management & Development - 2.1%
Kennedy-Wilson Holdings, Inc. [2]	677,000	$ 10,303,940
Total Real Estate		42,418,871
Utilities - 4.6%
Electric Utilities - 1.6%
Avangrid, Inc. [2]	189,000	7,934,220
Gas Utilities - 0.5%
National Fuel Gas Co.	59,000	2,473,870
Independent Power & Renewable Electricity Producers - 2.5%
TerraForm Power, Inc. Class A	645,000	11,893,800
Total Utilities		22,301,890
Total Common Stocks - 94.7% (Cost $393,033,410)		461,172,590
Warrants - 0.0%
Information Technology - 0.0%
Software - 0.0%
KLDiscovery, Inc., Strike Price $11.50, Expires 12/1/25 [1]	450,000	90,000
Total Information Technology		90,000
Total Warrants - 0.0% (Cost $250,695)		90,000
Shares/ Principal Amount
Short-Term Investments - 0.9%[3]
Repurchase Agreements - 0.9%
Citigroup Global Markets, Inc., dated 6/30/20, due 7/1/20, 0.09% total to be received $1,010,985 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.50% - 7.50%, 7/31/21 - 5/20/70, totaling $1,031,202)	$ 1,010,982	1,010,982

The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2020
	Shares/ Principal Amount	Value
HSBC Securities, Inc., dated 6/30/20, due 7/1/20, 0.08% total to be received $1,010,984 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 4.50%, 5/15/44 - 3/20/50, totaling $1,031,202)	$ 1,010,982	$ 1,010,982
JP Morgan Securities LLC, dated 6/30/20, due 7/1/20, 0.07% total to be received $299,703 (collateralized by various U.S. Treasury Obligations, 0.00% - 2.50%, 10/8/20 - 4/30/23, totaling $305,696)	299,702	299,702
Nomura Securities International, Inc., dated 6/30/20, due 7/1/20, 0.09% total to be received $1,010,985 (collateralized by various U.S. Government Sponsored Agency, 2.45% - 6.00%, 7/1/27 - 10/20/68, totaling $1,031,202)	1,010,982	1,010,982
	Shares/ Principal Amount	Value
RBC Dominion Securities Inc., dated 6/30/20, due 7/1/20, 0.09% total to be received $1,010,985 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.00%, 7/31/20 - 7/1/50, totaling $1,031,202)	$ 1,010,982	$ 1,010,982
Total Repurchase Agreements (Cost $4,343,630)		4,343,630
Total Short-Term Investments - 0.9% (Cost $4,343,630)		4,343,630
Total Investments - 95.6% (Cost $397,627,735)		465,606,220
Cash and Other Assets, Less Liabilities - 4.4%		21,599,396
Net Assets - 100.0%		$487,205,616

ADR—American Depositary Receipt
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at June 30, 2020. Total value of such securities at year-end amounts to
$44,556,428 and represents 9.15% of net assets. Securities loaned with a value of $1,122,840 are pending settlement as of June 30, 2020.
[3]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments
June 30, 2020
	Shares	Value
Common Stocks - 122.8%
Communication Services - 27.8%
Diversified Telecommunication Services - 6.8%
GCI Liberty, Inc. Class A [1,2]	24,297	$ 1,728,003
Liberty Global Plc Class A (United Kingdom) [1,3]	60,000	1,311,600
Verizon Communications, Inc.	8,500	468,605
		3,508,208
Entertainment - 4.7%
Activision Blizzard, Inc. [3]	573	43,491
Madison Square Garden Entertainment Corp. [1]	7,000	525,000
Walt Disney Co. (The)	8,927	995,450
World Wrestling Entertainment, Inc. Class A [3]	20,000	869,000
		2,432,941
Interactive Media & Services - 13.7%
IAC/InterActiveCorp [1]	2,000	646,800
Pinterest, Inc. Class A [1,3]	80,000	1,773,600
Snap, Inc. Class A [1,3]	200,000	4,698,000
		7,118,400
Media - 2.6%
Altice U.S.A., Inc. Class A [1]	29,670	668,762
Boston Omaha Corp. Class A [1]	21,306	340,896
Liberty Media Corp-Liberty SiriusXM Class A [1]	8,500	293,420
Liberty Media Corp-Liberty SiriusXM Class C [1]	799	27,525
		1,330,603
Total Communication Services		14,390,152
Consumer Discretionary - 23.5%
Hotels, Restaurants & Leisure - 1.4%
Planet Fitness, Inc. Class A [1]	12,000	726,840
Internet & Direct Marketing Retail - 8.8%
Amazon.com, Inc. [1,3]	661	1,823,580
Chewy, Inc. Class A [1,3]	60,600	2,708,214
		4,531,794
Leisure Products - 2.3%
Clarus Corp.	39,058	452,292
Hasbro, Inc.	10,000	749,500
		1,201,792
Specialty Retail - 2.8%
Home Depot, Inc. (The)	3,867	968,722
Vroom, Inc. [1]	8,916	464,880
		1,433,602
Textiles, Apparel & Luxury Goods - 8.2%
Hanesbrands, Inc. [3]	150,000	1,693,500
	Shares	Value
NIKE, Inc. Class B	10,290	$ 1,008,935
Skechers U.S.A., Inc. Class A [1,3]	50,000	1,569,000
		4,271,435
Total Consumer Discretionary		12,165,463
Consumer Staples - 5.9%
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	3,038	921,152
Food Products - 3.3%
Lamb Weston Holdings, Inc.	10,000	639,300
TreeHouse Foods, Inc. [1,2]	25,000	1,095,000
		1,734,300
Tobacco - 0.8%
Altria Group, Inc.	10,000	392,500
Total Consumer Staples		3,047,952
Energy - 2.3%
Oil, Gas & Consumable Fuels - 2.3%
Cheniere Energy, Inc. [1]	2,571	124,231
Magellan Midstream Partners LP	11,000	474,870
Marathon Petroleum Corp.	16,000	598,080
Total Energy		1,197,181
Financials - 12.1%
Banks - 9.5%
Bank of America Corp.	20,000	475,000
Bank OZK [3]	40,000	938,800
Citigroup, Inc. [3]	19,300	986,230
JPMorgan Chase & Co.	10,000	940,600
U.S. Bancorp	22,303	821,196
Wells Fargo & Co. [3]	30,000	768,000
		4,929,826
Capital Markets - 2.6%
Foley Trasimene Acquisition Corp. [1]	25,000	266,750
Intercontinental Exchange, Inc.	11,815	1,082,254
		1,349,004
Total Financials		6,278,830
Health Care - 4.0%
Biotechnology - 3.4%
Alnylam Pharmaceuticals, Inc. [1]	1,249	184,990
Exact Sciences Corp. [1,2,3]	15,146	1,316,793
Heron Therapeutics, Inc. [1,2]	18,813	276,739
		1,778,522
Health Care Technology - 0.6%
Teladoc Health, Inc. [1,2]	1,559	297,519
Total Health Care		2,076,041
The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
June 30, 2020
	Shares	Value
Industrials - 1.8%
Professional Services - 1.8%
IHS Markit Ltd. (United Kingdom)	12,648	$ 954,924
Total Industrials		954,924
Information Technology - 36.0%
Communications Equipment - 1.6%
Cisco Systems, Inc.	18,000	839,520
Electronic Equipment, Instruments & Components - 1.0%
Belden, Inc.	15,000	488,250
IT Services - 8.9%
CACI International, Inc. Class A [1]	1,000	216,880
PayPal Holdings, Inc. [1]	8,052	1,402,900
Shopify, Inc. Class A (Canada) [1]	1,500	1,423,800
Visa, Inc. Class A [2]	8,142	1,572,790
		4,616,370
Semiconductors & Semiconductor Equipment - 5.3%
NVIDIA Corp.	4,154	1,578,146
ON Semiconductor Corp. [1,3]	60,000	1,189,200
		2,767,346
Software - 15.7%
Cerence, Inc. [1,2]	6,984	285,227
LogMeIn, Inc. [3]	25,200	2,136,204
Microsoft Corp.	8,202	1,669,189
New Relic, Inc. [1]	15,000	1,033,500
salesforce.com, Inc. [1]	7,564	1,416,964
Workday, Inc. Class A [1]	2,000	374,720
Zuora, Inc. Class A [1]	94,000	1,198,500
		8,114,304
Technology Hardware, Storage & Peripherals - 3.5%
Apple, Inc.	5,000	1,824,000
Total Information Technology		18,649,790
Materials - 3.8%
Chemicals - 3.8%
Huntsman Corp. [3]	110,000	1,976,700
Total Materials		1,976,700
Real Estate - 3.1%
Equity Real Estate Investment Trusts (REITS) - 3.1%
American Tower Corp.	3,099	801,215
Equinix, Inc.	1,116	783,767
Total Real Estate		1,584,982
	Shares	Value
Utilities - 2.5%
Independent Power & Renewable Electricity Producers - 2.5%
Vistra Energy Corp.	68,999	$ 1,284,761
Total Utilities		1,284,761
Total Common Stocks - 122.8% (Cost $50,056,928)		63,606,776
	Shares/ Principal Amount
Short-Term Investments - 3.7%
Money Market Funds - 3.7%
General Government Securities, Class B, 0.01% [4] (Cost $1,945,539)	1,945,539	1,945,539
Repurchase Agreements - 0.0%[5]
BNP Paribas S.A., dated 6/30/20, due 7/1/20, 0.07% total to be received $17 (collateralized by various U.S. Treasury Obligations, 0.00% - 3.00%, 8/15/21 - 2/15/48, totaling $17) (Cost $17)	$ 17	17
Total Short-Term Investments - 3.7% (Cost $1,945,556)		1,945,556
Total Investments - 126.5% (Cost $52,002,484)		65,552,332
Liabilities in Excess of Other Assets - (26.5)%		(13,740,312)
Net Assets - 100.0%		$51,812,020
Value
Call Options Written - (26.9)%
Total Call Options Written - (26.9)% (Premium received $(10,000,167))	$(13,948,320)

The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
June 30, 2020
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at June 30, 2020. Total value of such securities at year-end amounts to $4,291,688 and represents 8.28% of net assets.
[3]	Securities, or a portion thereof, were pledged as collateral for written options by the fund.
[4]	Security is held at broker.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
June 30, 2020
Exchange-Traded Options Written
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Received	Value
Call
Amazon.com, Inc.	2,820.00	7/17/20	1	$ 275,882	$ (2,559)	$ (4,215)
Apple, Inc.	375.00	7/17/20	5	182,400	(1,521)	(2,400)
Chewy, Inc. Class A	20.00	7/17/20	606	2,708,214	(520,674)	(1,618,020)
Hanesbrands, Inc.	9.00	7/17/20	500	564,500	(177,698)	(121,000)
NVIDIA Corp.	410.00	7/17/20	3	113,973	(1,513)	(855)
Snap, Inc. Class A	10.00	7/17/20	2,000	4,698,000	(938,412)	(2,540,000)
World Wrestling Entertainment, Inc. Class A	35.00	7/17/20	200	869,000	(262,840)	(196,000)
Bank OZK	22.50	8/21/20	400	938,800	(215,672)	(112,000)
Huntsman Corp.	16.00	8/21/20	600	1,078,200	(305,523)	(156,000)
Shopify, Inc. Class A (Canada)	280.00	8/21/20	15	1,423,800	(244,487)	(1,011,750)
New Relic, Inc.	30.00	9/18/20	150	1,033,500	(258,735)	(621,000)
Cisco Systems, Inc.	32.50	10/16/20	180	839,520	(166,540)	(253,260)
Hasbro, Inc.	50.00	10/16/20	100	749,500	(242,348)	(269,000)
Wells Fargo & Co.	35.00	10/16/20	300	768,000	(221,280)	(12,900)
TreeHouse Foods, Inc.	30.00	11/20/20	250	1,095,000	(296,147)	(382,500)
Belden, Inc.	25.00	12/18/20	150	488,250	(146,879)	(151,500)
Liberty Global Plc Class A (United Kingdom)	22.50	12/18/20	300	655,800	(217,539)	(81,000)
Liberty Global Plc Class A (United Kingdom)	25.00	12/18/20	300	655,800	(173,847)	(37,500)
LogMeIn, Inc.	65.00	12/18/20	252	2,136,204	(343,802)	(559,440)
Zuora, Inc. Class A	7.00	12/18/20	300	382,500	(157,462)	(189,000)
Altria Group, Inc.	32.50	1/15/21	100	392,500	(92,366)	(84,000)
Citigroup, Inc.	52.50	1/15/21	100	511,000	(147,392)	(58,700)
Exact Sciences Corp.	35.00	1/15/21	120	1,043,280	(359,418)	(651,600)
Hanesbrands, Inc.	10.00	1/15/21	1,000	1,129,000	(419,207)	(285,000)
Huntsman Corp.	15.00	1/15/21	500	898,500	(319,601)	(225,000)
Lamb Weston Holdings, Inc.	50.00	1/15/21	100	639,300	(167,418)	(181,000)
Marathon Petroleum Corp.	20.00	1/15/21	160	598,080	(208,022)	(299,200)
ON Semiconductor Corp.	15.00	1/15/21	600	1,189,200	(356,522)	(384,000)
Pinterest, Inc. Class A	13.00	1/15/21	800	1,773,600	(743,357)	(768,000)
Planet Fitness, Inc. Class A	25.00	1/15/21	120	726,840	(197,801)	(464,400)
Skechers U.S.A., Inc. Class A	25.00	1/15/21	500	1,569,000	(448,698)	(455,000)
Vistra Energy Corp.	10.00	1/15/21	153	284,886	(74,236)	(162,180)
Bank of America Corp.	18.00	6/18/21	200	475,000	(156,190)	(140,000)
JPMorgan Chase & Co.	65.00	6/18/21	100	940,600	(339,514)	(322,500)
Citigroup, Inc.	42.50	1/21/22	248	1,267,280	(374,577)	(347,200)
Magellan Midstream Partners LP	35.00	1/21/22	110	474,870	(124,885)	(110,000)
Zuora, Inc. Class A	5.00	1/21/22	640	816,000	(575,485)	(691,200)
				Total	$(10,000,167)	$(13,948,320)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments
June 30, 2020
	Shares	Value
Common Stocks - 91.3%
Communication Services - 1.8%
Entertainment - 0.7%
Cinemark Holdings, Inc.	811,612	$ 9,374,119
Interactive Media & Services - 0.5%
Actua Corp. [1]	1,117,791	111,779
Eventbrite, Inc. Class A [1,2]	808,840	6,931,759
		7,043,538
Media - 0.6%
TechTarget, Inc. [1]	251,747	7,559,962
Total Communication Services		23,977,619
Consumer Discretionary - 11.1%
Auto Components - 1.0%
Cooper-Standard Holdings, Inc. [1]	441,691	5,852,406
Fox Factory Holding Corp. [1,2]	87,201	7,203,674
		13,056,080
Diversified Consumer Services - 0.7%
Grand Canyon Education, Inc. [1]	99,037	8,965,820
Hotels, Restaurants & Leisure - 0.4%
PlayAGS, Inc. [1]	1,654,707	5,592,910
Internet & Direct Marketing Retail - 0.9%
Shutterstock, Inc.	315,394	11,029,328
Leisure Products - 1.4%
Clarus Corp.	1,054,590	12,212,152
Malibu Boats, Inc. Class A [1]	126,818	6,588,195
		18,800,347
Specialty Retail - 2.9%
Sally Beauty Holdings, Inc. [1,2]	3,070,740	38,476,372
Textiles, Apparel & Luxury Goods - 3.8%
Carter's, Inc. [2]	187,910	15,164,337
Skechers U.S.A., Inc. Class A [1]	1,116,864	35,047,192
		50,211,529
Total Consumer Discretionary		146,132,386
Consumer Staples - 0.7%
Food & Staples Retailing - 0.7%
BJ's Wholesale Club Holdings, Inc. [1,2]	234,618	8,744,213
Total Consumer Staples		8,744,213
Energy - 0.6%
Energy Equipment & Services - 0.3%
NCS Multistage Holdings, Inc. [1]	1,357,807	785,084
RigNet, Inc. [1,2]	1,616,233	3,474,901
		4,259,985
	Shares	Value
Oil, Gas & Consumable Fuels - 0.3%
Evolution Petroleum Corp.	1,460,711	$ 4,089,991
Total Energy		8,349,976
Financials - 2.2%
Capital Markets - 2.2%
Foley Trasimene Acquisition Corp. [1]	1,256,799	13,410,045
PennantPark Investment Corp.	1,556,645	5,463,824
WisdomTree Investments, Inc.	3,150,119	10,930,913
Total Financials		29,804,782
Health Care - 30.8%
Biotechnology - 13.3%
Albireo Pharma, Inc. [1]	432,833	11,465,746
Argenx SE ADR (Netherlands) [1]	53,042	11,946,650
CareDx, Inc. [1,2]	479,985	17,005,868
Centrexion Therapeutics Corp. (Dividend Shares) Acquisition Date: 3/14/19, Cost $0 [1,3,4]	17,318	36,368
DBV Technologies SA ADR (France) [1,2]	907,735	3,984,957
Deciphera Pharmaceuticals, Inc. [1]	176,873	10,562,855
Forte Biosciences, Inc. Acquisition Date: 11/27/18, Cost $4,000,000 [1,3]	1,174,685	14,557,871
Heron Therapeutics, Inc. [1,2]	691,525	10,172,333
Immunomedics, Inc. [1,2]	386,857	13,710,212
Kiniksa Pharmaceuticals Ltd. Class A [1,2]	372,215	9,484,038
Kodiak Sciences, Inc. [1,2]	154,330	8,352,340
Lyra Therapeutics, Inc. Acquisition Date: 7/30/18, Cost $4,999,980 [1,3]	471,708	4,546,793
NextCure, Inc. [1]	222,984	4,780,777
Orchard Therapeutics Plc ADR (United Kingdom) [1]	160,181	961,086
Precision BioSciences, Inc. [1,2]	367,167	3,058,501
SpringWorks Therapeutics, Inc. [1,2]	230,079	9,663,318
Talis Biomedical Corp. Acquisition Date: 10/6/17, Cost $4,000,000 [1,3,4]	146,220	286,592
TCR2 Therapeutics, Inc. [1,2]	546,715	8,397,542
Veracyte, Inc. [1,2]	650,203	16,840,258
Viela Bio, Inc. [1,2]	165,583	7,173,056
Viking Therapeutics, Inc. [1,2]	1,157,198	8,343,398
		175,330,559
The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2020
	Shares	Value
Health Care Equipment & Supplies - 7.3%
Accelerate Diagnostics, Inc. [1,2]	455,047	$ 6,898,513
Axogen, Inc. [1]	961,782	8,886,866
Cardiovascular Systems, Inc. [1]	344,567	10,871,089
CryoLife, Inc. [1]	378,522	7,256,267
Endologix, Inc. [1,2]	146,581	117,851
Merit Medical Systems, Inc. [1,2]	570,576	26,046,794
Nevro Corp. [1]	67,298	8,040,092
Quidel Corp. [1,2]	124,395	27,832,137
		95,949,609
Health Care Providers & Services - 4.9%
AMN Healthcare Services, Inc. [1]	219,248	9,918,780
BioTelemetry, Inc. [1,2]	602,508	27,227,336
HealthEquity, Inc. [1]	181,754	10,663,507
MEDNAX, Inc. [1]	984,176	16,829,410
		64,639,033
Health Care Technology - 1.0%
Vocera Communications, Inc. [1,2]	626,956	13,291,467
Life Sciences Tools & Services - 1.4%
Syneos Health, Inc. [1,2]	325,877	18,982,335
Pharmaceuticals - 2.9%
Arvinas, Inc. [1,2]	141,291	4,738,900
Liquidia Technologies, Inc. [1,2]	1,159,013	9,758,890
Oric Phamaceuticals, Inc. (Series D Shares) Acquisition Date: 6/3/19, Cost $3,999,996 [1,3]	303,030	8,688,023
Revance Therapeutics, Inc. [1,2]	482,832	11,790,757
Xeris Pharmaceuticals, Inc. [1,2]	1,279,123	3,402,467
		38,379,037
Total Health Care		406,572,040
Industrials - 27.6%
Air Freight & Logistics - 2.1%
Echo Global Logistics, Inc. [1]	818,537	17,696,770
Forward Air Corp.	197,035	9,816,284
		27,513,054
Commercial Services & Supplies - 10.3%
ABM Industries, Inc.	776,743	28,195,771
Cimpress Plc (Ireland) [1,2]	162,573	12,410,823
Clean Harbors, Inc. [1]	439,614	26,368,048
Heritage-Crystal Clean, Inc. [1]	1,703,108	29,736,265
Hudson Technologies, Inc. [1,2]	2,357,585	2,381,161
Ritchie Bros. Auctioneers, Inc. (Canada)	661,965	27,041,270
SP Plus Corp. [1]	462,369	9,575,662
		135,709,000
	Shares	Value
Machinery - 5.5%
Graham Corp.	444,748	$ 5,666,090
John Bean Technologies Corp. [2]	269,185	23,155,294
Kennametal, Inc. [2]	227,985	6,545,449
Middleby Corp. (The) [1]	207,029	16,342,869
Tennant Co.	316,927	20,603,424
		72,313,126
Marine - 2.3%
Kirby Corp. [1]	360,877	19,328,572
Matson, Inc.	395,658	11,513,648
		30,842,220
Professional Services - 6.8%
Forrester Research, Inc. [1,2]	436,173	13,974,983
InnerWorkings, Inc. [1]	4,101,440	5,413,901
TriNet Group, Inc. [1]	827,875	50,450,702
TrueBlue, Inc. [1]	1,323,736	20,213,449
		90,053,035
Road & Rail - 0.6%
Heartland Express, Inc.	415,728	8,655,457
Total Industrials		365,085,892
Information Technology - 14.5%
Electronic Equipment & Instruments - 0.5%
CTS Corp.	337,406	6,761,616
IT Services - 0.1%
International Money Express, Inc. [1]	36,494	454,715
Software - 13.9%
2U, Inc. [1,2]	769,596	29,213,864
8x8, Inc. [1]	445,858	7,133,728
American Software, Inc. Class A	318,363	5,017,401
Asure Software, Inc. [1,2]	754,674	4,852,554
Benefitfocus, Inc. [1,2]	1,741,016	18,733,332
Cerence, Inc. [1,2]	202,953	8,288,601
ChannelAdvisor Corp. [1]	632,085	10,012,226
DraftKings, Inc. Class A Acquisition Date: 8/17/18, Cost $5,415,663 [1,3]	759,256	21,464,926
Mimecast Ltd. [1,2]	223,170	9,297,262
Model N, Inc. [1]	292,868	10,180,092
Ping Identity Holding Corp. [1,2]	254,412	8,164,081
Pluralsight, Inc. Class A [1,2]	1,143,994	20,649,092
QAD, Inc. Class A	248,782	10,269,721
Upland Software, Inc. [1]	197,498	6,865,031
Workiva, Inc. [1]	66,541	3,559,278

The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2020
	Shares	Value
Zuora, Inc. Class A [1,2]	806,761	$ 10,286,203
		183,987,392
Total Information Technology		191,203,723
Materials - 1.5%
Containers & Packaging - 1.5%
Ranpak Holdings Corp. [1,2]	2,706,714	20,137,952
Total Materials		20,137,952
Real Estate - 0.5%
Equity Real Estate Investment Trusts (REITS) - 0.5%
Jernigan Capital, Inc. [2]	498,327	6,817,113
Total Real Estate		6,817,113
Total Common Stocks - 91.3% (Cost $1,196,959,174)		1,206,825,696
Warrants - 0.1%
Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
Endologix, Inc., Strike Price $6.61, Expires 4/3/29 Acquisition Date: 4/1/19, Cost $4,638,865 [1,3]	701,795	557,225
Total Health Care		557,225
Information Technology - 0.0%
Software - 0.0%
DraftKings, Inc. Class A, Strike Price $11.50, Expires 4/23/25 Acquisition Date: 4/23/20, Cost $0 [1,3]	5,321	69,200
Total Information Technology		69,200
Materials - 0.1%
Containers & Packaging - 0.1%
Ranpak Holdings Corp., Strike Price $11.50, Expires 6/3/24 [1]	731,678	1,053,616
Total Materials		1,053,616
Total Warrants - 0.1% (Cost $5,563,817)		1,680,041
	Shares	Value
Preferred Stocks - 3.8%
Consumer Discretionary - 0.2%
Internet & Direct Marketing Retail - 0.2%
Evolve Vacation Rental Network, Inc. (Series 8 Shares) Acquisition Date: 6/15/18, Cost $3,999,999 [1,3,4]	470,013	$ 3,012,784
Total Consumer Discretionary		3,012,784
Health Care - 2.8%
Biotechnology - 1.8%
4D Molecular Therapeutics, Inc. (Series B Shares) Acquisition Date: 8/27/18, Cost $3,999,999 [1,3,4]	229,095	4,093,928
Centrexion Therapeutics Corp. (Series D Shares) Acquisition Date: 12/18/17, Cost $2,995,007 [1,3,4]	1,663,893	1,514,142
Inhibrx, Inc. (Series Mezzanine 2 Shares) Acquisition Date: 10/1/18, Cost $3,999,994 [1,3,4]	573,065	4,372,486
Metacrine, Inc. (Series C Shares) Acquisition Date: 6/5/18, Cost $2,785,002 [1,3,4]	1,313,680	2,955,780
NexImmune, Inc. (Series A Shares) Acquisition Date: 12/28/17, Cost $3,000,000 [1,3,4]	10,166,045	4,473,060
NexImmune, Inc. (Series A-2 Shares) Acquisition Date: 1/25/19, Cost $1,000,000 [1,3,4]	2,838,488	1,305,705
NexImmune, Inc. (Series A-3 Shares) Acquisition Date: 12/12/19, Cost $1,750,000 [1,3,4]	4,967,357	2,235,311
Talis Biomedical Corp. (Series C-1 Shares) Acquisition Date: 11/27/19, Cost $2,363,794 [1,3,4]	862,700	2,682,996
		23,633,408

The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2020
	Shares	Value
Health Care Equipment & Supplies - 1.0%
Beta Bionics, Inc. (Series B Shares) Acquisition Date: 10/9/18, Cost $3,999,976 [1,3,4]	26,631	$ 4,931,528
Pulmonx Corp. (Series G-1 Shares) Acquisition Date: 4/16/19, Cost $2,750,000 [1,3,4]	2,083,333	2,958,333
Sonendo, Inc. (Series E Shares) Acquisition Date: 12/10/19, Cost $4,999,995 [1,3,4]	454,545	4,999,995
		12,889,856
Total Health Care		36,523,264
Information Technology - 0.8%
Communications Equipment - 0.5%
Starry, Inc. (Series C Shares) Acquisition Date: 5/14/18, Cost $3,780,000 [1,3,4]	4,099,783	4,714,750
Starry, Inc. (Series D Shares) Acquisition Date: 3/6/19, Cost $1,665,000 [1,3,4]	1,164,336	1,665,000
		6,379,750
Software - 0.3%
ACV Auctions, Inc. Series A Acquisition Date: 2/28/20, Cost $3,961,223 [1,3,4]	762,010	4,099,614
Total Information Technology		10,479,364
Total Preferred Stocks - 3.8% (Cost $47,049,989)		50,015,412
	Shares/ Principal Amount
Short-Term Investments - 4.5%[5]
Money Market Funds - 1.2%
BlackRock Liquidity Funds, FedFund, Institutional Class, 0.10%	2,276,000	2,276,000
Federated Treasury Obligations Fund, Institutional Class, 0.11%	2,466,000	2,466,000
	Shares/ Principal Amount	Value
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.10%	2,285,000	$ 2,285,000
Goldman Sachs Financial Square Government Fund, Institutional Class, 0.15%	2,696,000	2,696,000
Invesco Short Term Investments, Government & Agency Portfolio, Institutional Class, 0.09%	2,036,000	2,036,000
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.10%	1,996,000	1,996,000
Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.05%	1,957,000	1,957,000
Total Money Market Funds (Cost $15,712,000)		15,712,000
Repurchase Agreements - 3.3%
Bank of America Securities Inc., dated 6/30/20, due 7/1/20, 0.07% total to be received $2,202,535 (collateralized by various U.S. Treasury Obligations, 0.13% - 5.00%, 10/15/24 - 2/15/48, totaling $2,246,582)	$ 2,202,531	2,202,531

The accompanying notes are an integral part of the financial statements.

Meridian Funds	43	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2020
	Shares/ Principal Amount	Value
Citigroup Global Markets, Inc., dated 6/30/20, due 7/1/20, 0.09% total to be received $13,818,223 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.50% - 7.50%, 7/31/21 - 5/20/70, totaling $14,094,552)	$ 13,818,188	$ 13,818,188
Daiwa Capital Markets America, Inc., dated 6/30/20, due 7/1/20, 0.10% total to be received $13,818,226 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 7/28/20 - 3/1/52, totaling $14,094,552)	13,818,188	13,818,188
	Shares/ Principal Amount	Value
RBC Dominion Securities Inc., dated 6/30/20, due 7/1/20, 0.09% total to be received $13,818,223 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.00%, 7/31/20 - 7/1/50, totaling $14,094,552)	$ 13,818,188	$ 13,818,188
Total Repurchase Agreements (Cost $43,657,095)		43,657,095
Total Short-Term Investments - 4.5% (Cost $59,369,095)		59,369,095
Total Investments - 99.7% (Cost $1,308,942,075)		1,317,890,244
Cash and Other Assets, Less Liabilities - 0.3%		3,720,452
Net Assets - 100.0%		$1,321,610,696

ADR—American Depositary Receipt
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at June 30, 2020. Total value of such securities at year-end amounts to $210,351,394 and represents 15.92% of net assets.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $100,222,410 and represents 7.58% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	44	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities
June 30, 2020	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1,2]	$1,784,960,273	$461,262,590	$65,552,315	$1,274,233,149
Repurchase agreements[3]	10,227,453	4,343,630	17	43,657,095
Cash	63,016,110	27,623,568	149,091	68,912,297
Cash pledged as collateral for options written	—	—	196,122	—
Receivables and other assets:
Fund shares purchased	747,453	250	151	615,633
Investments sold	—	9,278,321	—	366,377
Dividends	103,366	543,214	23,697	345,282
Securities lending interest	27,010	22,964	575	65,391
Prepaid expenses	46,647	26,739	23,432	36,711
Total Assets	1,859,128,312	503,101,276	65,945,400	1,388,231,935

Liabilities
Collateral held for securities on loan	14,658,453	4,343,630	17	59,369,095
Payables and other accrued expenses:
Options written at value[4]	—	—	13,948,320	—
Fund shares sold	1,039,219	270,770	101,900	2,285,163
Investments purchased	3,914,581	10,746,772	—	3,301,742
Investment management fees	1,170,481	406,592	33,820	1,082,793
Distribution and service plan fees	2,809	382	392	12,886
Professional fees	113,839	55,950	32,360	103,347
Directors' fees	803	242	26	632
Transfer agent fees	100,190	42,743	5,378	318,090
Other	97,315	28,579	11,167	147,491
Total Liabilities	21,097,690	15,895,660	14,133,380	66,621,239
Net Assets	$1,838,030,622	$487,205,616	$51,812,020	$1,321,610,696

Net Assets Consist of
Paid-in capital	$1,743,607,984	$427,535,729	$39,034,516	$1,302,581,162
Accumulated earnings	94,422,638	59,669,887	12,777,504	19,029,534
Net Assets	$1,838,030,622	$487,205,616	$51,812,020	$1,321,610,696
[1] Investments at cost	$1,627,671,310	$393,284,105	$52,002,467	$1,265,284,980

[2]	Including securities on loan valued at $236,120,414, $44,556,428, $4,291,688 and $210,351,394 respectively. See Note 4 in Notes to Financial Statements.
[3]	Repurchase agreements at cost are $10,227,453, $4,343,630, $17 and $43,657,095, respectively.
[4]	Written options, premium received of $—, $—, $10,000,167, and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	45	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities (continued)
June 30, 2020	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$1,095,062,147	$483,573,032	$48,331,669	$ 27,080,210
Shares outstanding[5]	30,536,818	15,287,793	3,186,976	1,841,473
Net Asset value per share (offering and redemption price)	$ 35.86	$ 31.63	$ 15.17	$ 14.71
Institutional Class
Net Assets	$ 455,635,561	$ —	$ —	$587,095,186
Shares outstanding[5]	12,710,181	—	—	39,701,437
Net Asset value per share (offering and redemption price)	$ 35.85	$ —	$ —	$ 14.79
Class A
Net Assets	$ 4,731,235	$ 1,647,597	$ 1,769,634	$ 33,878,333
Shares outstanding[5]	137,335	53,438	118,196	2,363,754
Net Asset value per share (offering and redemption price)	$ 34.45	$ 30.83	$ 14.97	$ 14.33
Class C
Net Assets	$ 2,188,135	$ 48,899	$ 29,668	$ 6,922,239
Shares outstanding[5]	65,132	1,623	2,011	500,122
Net Asset value per share (offering and redemption price)	$ 33.60	$ 30.13	$ 14.76[6]	$ 13.84
Investor Class
Net Assets	$ 280,413,544	$ 1,936,088	$ 1,681,049	$666,634,728
Shares outstanding[5]	7,907,416	61,709	111,177	45,551,548
Net Asset value per share (offering and redemption price)	$ 35.46	$ 31.37	$ 15.12	$ 14.63

[5]	500,000,000 shares authorized, $0.01 par value.
[6]	The NAV reported above represents the traded NAV at June 30, 2020 and does not recalculate due to rounding.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	46	www.meridianfund.com

Meridian Fund, Inc.
Statements of Operations
For the Year Ended June 30, 2020	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 13,876,906	$ 7,866,000	$ 676,420	$ 8,759,246
Foreign taxes withheld	(94,898)	(26,846)	—	(100,799)
Securities lending	757,080	742,304	9,712	1,864,089
Total investment income	14,539,088	8,581,458	686,132	10,522,536

Expenses
Investment management fees	15,179,730	5,358,970	509,232	14,998,343
Custodian fees	187,720	57,774	17,887	153,808
Distribution and service plan fees:
Class A	14,477	6,165	6,754	94,697
Class C	24,283	486	209	96,311
Directors' fees	178,126	47,950	5,368	133,917
Pricing fees	207,017	63,688	24,759	243,518
Audit and tax fees	—	27,831	48,036	38,369
Legal fees	56,521	15,210	1,680	42,539
Registration and filing fees	137,399	86,202	83,744	131,840
Shareholder communications fees	136,595	62,545	22,760	250,708
Transfer agent fees	723,969	309,537	37,437	2,042,939
Miscellaneous expenses	95,455	35,347	13,601	81,302
Total expenses excluding interest and dividend expenses	16,941,292	6,071,705	771,467	18,308,291
Interest expense	305	181	7,283	—
Total expense	16,941,597	6,071,886	778,750	18,308,291
Less waivers and/or reimbursements (Note 6)	—	—	(8,950)	(31,579)
Net expenses	16,941,597	6,071,886	769,800	18,276,712
Net investment income/(loss)	(2,402,509)	2,509,572	(83,668)	(7,754,176)

Realized and Unrealized Gain (Loss)
Net realized gain/(loss) on investments and foreign currency transactions	28,957,709	(291,377)	20,009,789	33,604,815
Net realized gain on securities sold short	—	4,852	—	—
Net realized gain on written options	—	—	1,698,949	—
Net change in unrealized appreciation/(depreciation) on investments	(54,160,464)	(32,949,913)	(9,831,713)	(95,782,762)
Net change in unrealized depreciation on written options	—	—	(3,930,786)	—
Total realized and unrealized gain/(loss)	(25,202,755)	(33,236,438)	7,946,239	(62,177,947)
Net increase/(decrease) in net assets resulting from operations	$(27,605,264)	$(30,726,866)	$ 7,862,571	$(69,932,123)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	47	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Operations
Net investment income/(loss)	$ (2,402,509)	$ (1,420,238)	$ 2,509,572	$ 3,192,594
Net realized gain/(loss) on investments and securities sold short	28,957,709	178,309,707	(286,525)	59,538,828
Net change in unrealized appreciation/(depreciation) on investments	(54,160,464)	(133,034,315)	(32,949,913)	(67,602,620)
Net increase/(decrease) in net assets resulting from operations	(27,605,264)	43,855,154	(30,726,866)	(4,871,198)

Distributions to Shareholders:
Legacy Class	(110,593,487)	(164,331,563)	(43,704,938)	(112,946,890)
Institutional Class	(44,758,382)	(40,377,802)	—	—
Class A	(577,492)	(922,161)	(163,109)	(892,919)
Class C	(238,504)	(412,514)	(3,768)	(8,621)
Investor Class	(33,751,799)	(32,457,459)	(191,530)	(595,192)
Decrease in net assets from distributions	(189,919,664)	(238,501,499)	(44,063,345)	(114,443,622)

Fund Share Transactions
Net increase/(decrease) in net assets resulting from fund share transactions (Note 2)	8,522,889	407,500,280	(39,007,611)	37,244,387
Total increase/(decrease) in net assets	(209,002,039)	212,853,935	(113,797,822)	(82,070,433)

Net Assets
Beginning of Year	2,047,032,661	1,834,178,726	601,003,438	683,073,871
End of Year	$1,838,030,622	$2,047,032,661	$ 487,205,616	$ 601,003,438
The accompanying notes are an integral part of the financial statements.

Meridian Funds	48	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Enhanced Equity Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Operations
Net investment loss	$ (83,668)	$ (493,245)	$ (7,754,176)	$ (8,550,357)
Net realized gain on investments, written options, and foreign currency transactions	21,708,738	5,885,230	33,604,815	151,989,836
Net change in unrealized appreciation/(depreciation) on investments and written options	(13,762,499)	(207,558)	(95,782,762)	(173,459,481)
Net increase/(decrease) in net assets resulting from operations	7,862,571	5,184,427	(69,932,123)	(30,020,002)

Distributions to Shareholders:
Legacy Class	(15,756,784)	(4,804,655)	(2,124,228)	(4,188,570)
Institutional Class	—	—	(39,244,104)	(74,906,420)
Class A	(1,153,361)	(283,193)	(2,391,247)	(5,728,570)
Class C	(17,678)	(129)	(626,473)	(2,049,385)
Investor Class	(3,170,995)	(77,060)	(49,182,014)	(85,089,881)
Decrease in net assets from distributions	(20,098,818)	(5,165,037)	(93,568,066)	(171,962,826)

Fund Share Transactions
Net increase/(decrease) in net assets resulting from fund share transactions (Note 2)	(473,973)	1,080,397	(188,255,664)	117,682,288
Total increase/(decrease) in net assets	(12,710,220)	1,099,787	(351,755,853)	(84,300,540)

Net Assets
Beginning of Year	64,522,240	63,422,453	1,673,366,549	1,757,667,089
End of Year	$ 51,812,020	$64,522,240	$1,321,610,696	$1,673,366,549
The accompanying notes are an integral part of the financial statements.

Meridian Funds	49	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of year	$ 39.69	$ 45.05	$ 40.15	$ 32.70	$ 37.80
Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.03)	(0.10)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	(0.23)	0.12	7.94	7.74	(1.26)
Net increase (decrease) from investment operations	(0.28)	0.09	7.84	7.65	(1.36)
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.02)	0.00	0.00	0.00
Distributions from net realized capital gains	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)
Total distributions to shareholders	(3.55)	(5.45)	(2.94)	(0.20)	(3.74)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 35.86	$ 39.69	$ 45.05	$ 40.15	$ 32.70
Total return	(1.40)% [3]	2.98% [3]	20.14%	23.46%	(2.94)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.12)%	(0.06)%	(0.23)%	(0.24)%	(0.30)%
Ratio of expenses to average net assets	0.85%	0.85%	0.86%	0.87%	0.86%

Supplemental Data
Net Assets, End of Year (000's)	$1,095,062	$1,307,172	$1,400,431	$1,270,753	$1,161,981
Portfolio Turnover Rate	47%	35%	47%	34%	67%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	50	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Institutional Class	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of year	$ 39.67	$ 45.03	$ 40.13	$ 32.68	$ 37.79
Income (loss) from investment operations:
Net investment loss[1]	(0.03)	(0.02)	(0.11)	(0.09)	(0.13)
Net realized and unrealized gain (loss)	(0.24)	0.12	7.95	7.74	(1.24)
Net increase (decrease) from investment operations	(0.27)	0.10	7.84	7.65	(1.37)
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.03)	0.00	0.00	0.00
Distributions from net realized capital gains	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)
Total distributions to shareholders	(3.55)	(5.46)	(2.94)	(0.20)	(3.74)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 35.85	$ 39.67	$ 45.03	$ 40.13	$ 32.68
Total return	(1.38)%	3.00%	20.18%	23.48%	(2.97)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.09)%	(0.05)%	(0.25)%	(0.24)%	(0.40)%
Ratio of expenses to average net assets:
Total expense	0.82%	0.83%	0.85%	0.87%	0.90%
Excluding recoupment of past waived fees	0.82%	0.83%	0.85%	0.87%	0.87%

Supplemental Data
Net Assets, End of Year (000's)	$455,636	$367,627	$311,019	$ 92,203	$ 45,687
Portfolio Turnover Rate	47%	35%	47%	34%	67%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	51	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class A	2020	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of year	$ 38.38	$ 43.88	$ 39.29	$ 32.10	$ 37.37
Income (loss) from investment operations:
Net investment loss[2]	(0.16)	(0.13)	(0.21)	(0.20)	(0.29)
Net realized and unrealized gain (loss)	(0.22)	0.06	7.74	7.59	(1.24)
Net increase (decrease) from investment operations	(0.38)	(0.07)	7.53	7.39	(1.53)
Less distributions to shareholders:
Distributions from net realized capital gains	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)
Total distributions to shareholders	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)
Redemption fees	0.00 [3]	0.00	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of year	$ 34.45	$ 38.38	$ 43.88	$ 39.29	$ 32.10
Total return	(1.72)% [4]	2.64% [4]	19.81%	23.09%	(3.45)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.45)%	(0.32)%	(0.51)%	(0.56)%	(0.89)%
Ratio of expenses to average net assets:
Total expense	1.17%	1.15%	1.15%	1.18%	1.40%
Excluding recoupment of past waived fees	1.17%	1.15%	1.15%	1.18%	1.22%

Supplemental Data
Net Assets, End of Year (000's)	$ 4,731	$ 6,707	$ 15,701	$ 17,287	$ 8,832
Portfolio Turnover Rate	47%	35%	47%	34%	67%

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	52	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Class C	2020	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 37.76	$ 43.56	$ 39.30	$ 32.34	$ 37.80
Income (loss) from investment operations:
Net investment loss[2]	(0.40)	(0.43)	(0.52)	(0.48)	(0.52)
Net realized and unrealized gain (loss)	(0.21)	0.06	7.72	7.64	(1.20)
Net increase (decrease) from investment operations	(0.61)	(0.37)	7.20	7.16	(1.72)
Less distributions to shareholders:
Distributions from net realized capital gains	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)
Total distributions to shareholders	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)
Redemption fees	0.00	0.00	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 33.60	$ 37.76	$ 43.56	$ 39.30	$ 32.34
Total return	(2.40)% [4]	1.94% [4]	18.90%	22.20%	(3.95)% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.15)%	(1.08)%	(1.27)%	(1.33)%	(1.68)% [6]
Ratio of expenses to average net assets	1.87%	1.87%	1.90%	1.92%	1.95% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 2,188	$ 2,914	$ 3,384	$ 3,095	$ 804
Portfolio Turnover Rate	47%	35%	47%	34%	67% [5]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	Not Annualized.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	53	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Investor Class	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of year	$ 39.29	$ 44.66	$ 39.86	$ 32.48	$ 37.61
Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.06)	(0.13)	(0.12)	(0.14)
Net realized and unrealized gain (loss)	(0.23)	0.13	7.87	7.69	(1.26)
Net increase (decrease) from investment operations	(0.28)	0.07	7.74	7.57	(1.40)
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.01)	0.00	0.00	0.00
Distributions from net realized capital gains	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)
Total distributions to shareholders	(3.55)	(5.44)	(2.94)	(0.20)	(3.74)
Redemption fees	0.00 [2]	0.00 [2]	0.00	0.01	0.01
Net asset value, end of year	$ 35.46	$ 39.29	$ 44.66	$ 39.86	$ 32.48
Total return	(1.42)% [3]	2.95% [3]	20.06%	23.41%	(3.04)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.13)%	(0.14)%	(0.31)%	(0.34)%	(0.43)%
Ratio of expenses to average net assets	0.86%	0.87%	0.95%	0.94%	0.97%

Supplemental Data
Net Assets, End of Year (000's)	$280,414	$362,613	$103,643	$ 89,177	$ 31,714
Portfolio Turnover Rate	47%	35%	47%	34%	67%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	54	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of year	$ 35.91	$ 45.23	$ 39.79	$ 32.42	$ 40.44
Income (loss) from investment operations:
Net investment income (loss)[1]	0.16	0.20	0.46	(0.02)	(0.05)
Net realized and unrealized gain (loss)	(1.64)	(1.63)	9.39	7.58	(2.60)
Net increase (decrease) from investment operations	(1.48)	(1.43)	9.85	7.56	(2.65)
Less distributions to shareholders:
Distributions from net investment income	(0.31)	(0.49)	0.00	(0.01)	(0.02)
Distributions from net realized capital gains	(2.49)	(7.40)	(4.41)	(0.18)	(5.35)
Total distributions to shareholders	(2.80)	(7.89)	(4.41)	(0.19)	(5.37)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 31.63	$ 35.91	$ 45.23	$ 39.79	$ 32.42
Total return	(4.90)%	(0.05)%	25.73%	23.36%	(6.33)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.47%	0.51%	1.07%	(0.05)%	(0.14)%
Ratio of expenses to average net assets	1.13%	1.12%	1.12%	1.13%	1.13%

Supplemental Data
Net Assets, End of Year (000's)	$483,573	$592,899	$672,035	$588,906	$536,799
Portfolio Turnover Rate	76%	57%	49%	54%	73%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	55	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class A	2020	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of year	$ 34.94	$ 44.26	$ 39.19	$ 32.08	$ 40.22
Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	0.05	0.04	(0.19)	(0.21)
Net realized and unrealized gain (loss)	(1.57)	(1.60)	9.44	7.48	(2.58)
Net increase (decrease) from investment operations	(1.56)	(1.55)	9.48	7.29	(2.79)
Less distributions to shareholders:
Distributions from net investment income	(0.06)	(0.37)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.49)	(7.40)	(4.41)	(0.18)	(5.35)
Total distributions to shareholders	(2.55)	(7.77)	(4.41)	(0.18)	(5.35)
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00
Net asset value, end of year	$ 30.83	$ 34.94	$ 44.26	$ 39.19	$ 32.08
Total return	(5.22)%	(0.42)%	25.17%	22.76%	(6.75)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.04%	0.12%	0.09%	(0.53)%	(0.60)%
Ratio of expenses to average net assets:
Total expense	1.48%	1.48%	1.60%	1.60%	1.60%
Excluding recoupment of past waived fees	1.48%	1.48%	1.41%	1.42%	1.46%

Supplemental Data
Net Assets, End of Year (000's)	$ 1,648	$ 4,572	$ 7,097	$ 583	$ 431
Portfolio Turnover Rate	76%	57%	49%	54%	73%

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	56	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Class C	2020	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 34.37	$ 43.77	$ 39.00	$ 32.09	$ 40.54
Income (loss) from investment operations:
Net investment loss[2]	(0.17)	(0.18)	(0.05)	(0.39)	(0.36)
Net realized and unrealized gain (loss)	(1.58)	(1.60)	9.23	7.48	(2.74)
Net increase (decrease) from investment operations	(1.75)	(1.78)	9.18	7.09	(3.10)
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.22)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.49)	(7.40)	(4.41)	(0.18)	(5.35)
Total distributions to shareholders	(2.49)	(7.62)	(4.41)	(0.18)	(5.35)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 30.13	$ 34.37	$ 43.77	$ 39.00	$ 32.09
Total return	(5.86)% [3]	(1.06)% [3]	24.46%	22.12%	(7.50)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.55)%	(0.50)%	(0.13)%	(1.05)%	(1.11)% [5]
Ratio of expenses to average net assets	2.17%	2.14%	2.14%	2.13%	2.19% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 49	$ 49	$ 25	$ 43	$ 14
Portfolio Turnover Rate	76%	57%	49%	54%	73% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[4]	Not Annualized.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	57	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Investor Class	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of year	$ 35.63	$ 44.90	$ 39.61	$ 32.34	$ 40.40
Income (loss) from investment operations:
Net investment income (loss)[1]	0.12	0.18	0.35	(0.10)	(0.13)
Net realized and unrealized gain (loss)	(1.61)	(1.63)	9.35	7.55	(2.59)
Net increase (decrease) from investment operations	(1.49)	(1.45)	9.70	7.45	(2.72)
Less distributions to shareholders:
Distributions from net investment income	(0.28)	(0.42)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.49)	(7.40)	(4.41)	(0.18)	(5.35)
Total distributions to shareholders	(2.77)	(7.82)	(4.41)	(0.18)	(5.35)
Redemption fees	0.00	0.00	0.00	0.00	0.01
Net asset value, end of year	$ 31.37	$ 35.63	$ 44.90	$ 39.61	$ 32.34
Total return	(4.96)%	(0.11)%	25.44%	23.07%	(6.50)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.37%	0.45%	0.81%	(0.27)%	(0.40)%
Ratio of expenses to average net assets:
Total expense	1.19%	1.18%	1.35%	1.35%	1.35%
Excluding recoupment of past waived fees	1.19%	1.18%	1.18%	1.23%	1.24%

Supplemental Data
Net Assets, End of Year (000's)	$ 1,936	$ 3,484	$ 3,916	$ 2,743	$ 1,471
Portfolio Turnover Rate	76%	57%	49%	54%	73%

[1]	Per share net investment income has been calculated using the average daily shares method.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	58	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of year	$ 18.42	$ 18.64	$ 13.59	$ 11.60	$ 12.51
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.13)	0.06	0.17	0.09
Net realized and unrealized gain (loss)	2.65	1.55	5.18	1.92	(0.51)
Net increase (decrease) from investment operations	2.63	1.42	5.24	2.09	(0.42)
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.09)	(0.19)	(0.10)	0.00
Distributions from net realized capital gains	(5.88)	(1.55)	0.00	0.00	(0.49)
Total distributions to shareholders	(5.88)	(1.64)	(0.19)	(0.10)	(0.49)
Redemption fees	0.00 [2]	0.00	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 15.17	$ 18.42	$ 18.64	$ 13.59	$ 11.60
Total return	15.86% [3]	11.20% [3]	38.78%	18.06%	(3.35)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.12)%	(0.79)%	0.36%	1.35%	0.82%
Ratio of expenses to average net assets:
Total expense	1.28%	1.58%	1.44%	1.38%	1.29%
Before fees waived and excluding recoupment of past waived fees	1.28%	1.58%	1.40%	1.33%	1.27%
After fees waived and excluding recoupment of past waived fees[4]	1.26%	1.58%	1.40%	1.33%	1.27%
After fees waived and Excluding recoupment of past waived fees and interest and dividend expenses	1.25%	1.19%	1.17%	1.20%	1.23%

Supplemental Data
Net Assets, End of Year (000's)	$ 48,332	$ 60,306	$ 56,631	$ 46,120	$ 45,251
Portfolio Turnover Rate	140%	47%	49%	44%	57%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[4]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	59	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class A	2020	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of year	$ 18.31	$ 18.48	$ 13.52	$ 11.54	$ 12.50
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.08)	(0.21)	(0.02)	0.16	0.06
Net realized and unrealized gain (loss)	2.61	1.59	5.16	1.88	(0.53)
Net increase (decrease) from investment operations	2.53	1.38	5.14	2.04	(0.47)
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.18)	(0.06)	0.00
Distributions from net realized capital gains	(5.88)	(1.55)	0.00	0.00	(0.49)
Total distributions to shareholders	(5.88)	(1.55)	(0.18)	(0.06)	(0.49)
Redemption fees	0.01	0.00 [3]	0.00 [3]	0.00	0.00
Net asset value, end of year	$ 14.97	$ 18.31	$ 18.48	$ 13.52	$ 11.54
Total return	15.39% [4]	10.87% [4]	38.24%	17.69%	(3.76)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.50)%	(1.27)%	(0.11)%	1.25%	0.50%
Ratio of expenses to average net assets:
Total expense	1.64%	2.00%	1.84%	1.73%	1.69%
Before fees waived and Excluding recoupment of past waived fees	1.64%	2.00%	1.78%	1.69%	1.69%
After fees waived and excluding recoupment of past waived fees[5]	1.61%	2.00%	1.78%	1.69%	1.64%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	1.60%	1.55%	1.55%	1.56%	1.60%

Supplemental Data
Net Assets, End of Year (000's)	$ 1,770	$ 3,200	$ 5,730	$ 3,321	$ 502
Portfolio Turnover Rate	140%	47%	49%	44%	57%

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	60	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Class C	2020	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 18.17	$ 18.44	$ 13.47	$ 11.50	$ 12.56
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.11)	(0.27)	(0.09)	0.07	0.00
Net realized and unrealized gain (loss)	2.58	1.55	5.14	1.91	(0.57)
Net increase (decrease) from investment operations	2.47	1.28	5.05	1.98	(0.57)
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.08)	(0.01)	0.00
Distributions from net realized capital gains	(5.88)	(1.55)	0.00	0.00	(0.49)
Total distributions to shareholders	(5.88)	(1.55)	(0.08)	(0.01)	(0.49)
Redemption fees	0.00	0.00	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 14.76	$ 18.17	$ 18.44	$ 13.47	$ 11.50
Total return	15.08%	10.31%	37.61%	17.26%	(4.55)% [4]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.77)%	(1.60)%	(0.55)%	0.59%	0.04% [5]
Ratio of expenses to average net assets:
Total expense	2.25%	2.35%	2.24%	2.33%	2.33% [5]
Before fees waived and Excluding recoupment of past waived fees	2.25%	2.32%	2.25%	2.33%	2.33% [5]
After fees waived and excluding recoupment of past waived fees[6]	2.02%	2.32%	2.24%	2.13%	2.04% [5]
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	2.00%	1.97%	2.00%	2.00%	2.00% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 30	$ 2	$ 2	$ 1	$ 1
Portfolio Turnover Rate	140%	47%	49%	44%	57% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	61	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Investor Class	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of year	$ 18.40	$ 18.61	$ 13.60	$ 11.60	$ 12.53
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.18)	0.09	0.16	0.08
Net realized and unrealized gain (loss)	2.62	1.60	5.10	1.92	(0.52)
Net increase (decrease) from investment operations	2.59	1.42	5.19	2.08	(0.44)
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.08)	(0.18)	(0.08)	0.00
Distributions from net realized capital gains	(5.88)	(1.55)	0.00	0.00	(0.49)
Total distributions to shareholders	(5.88)	(1.63)	(0.18)	(0.08)	(0.49)
Redemption fees	0.01	0.00 [2]	0.00 [2]	0.00	0.00 [2]
Net asset value, end of year	$ 15.12	$ 18.40	$ 18.61	$ 13.60	$ 11.60
Total return	15.65%	11.22% [3]	38.34%	17.98%	(3.51)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.17)%	(1.05)%	0.58%	1.24%	0.68%
Ratio of expenses to average net assets:
Total expense	1.35%	1.70%	1.59%	1.48%	1.39%
Excluding recoupment of past waived fees	1.35%	1.70%	1.47%	1.39%	1.37%
Excluding recoupment of past waived fees and interest and dividend expenses	1.34%	1.22%	1.24%	1.26%	1.32%

Supplemental Data
Net Assets, End of Year (000's)	$ 1,681	$ 1,014	$ 1,060	$ 246	$ 252
Portfolio Turnover Rate	140%	47%	49%	44%	57%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	62	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of year	$ 15.74	$ 18.03	$ 15.07	$ 11.87	$ 12.98
Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.07)	(0.09)	(0.09)	(0.06)
Net realized and unrealized gain (loss)	(0.04)	(0.44)	3.72	3.29	(0.87)
Net increase (decrease) from investment operations	(0.10)	(0.51)	3.63	3.20	(0.93)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Total distributions to shareholders	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 14.71	$ 15.74	$ 18.03	$ 15.07	$ 11.87
Total return	(1.17)%	(1.49)%	24.66%	26.96%	(7.06)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.42)%	(0.41)%	(0.55)%	(0.63)%	(0.52)%
Ratio of expenses to average net assets:
Total expense	1.13%	1.12%	1.15%	1.20%	1.20%
Excluding recoupment of past waived fees	1.13%	1.12%	1.13%	1.14%	1.20%

Supplemental Data
Net Assets, End of Year (000's)	$ 27,080	$ 41,637	$ 54,856	$ 66,777	$ 44,001
Portfolio Turnover Rate	40%	43%	44%	39%	62%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	63	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Institutional Class	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of year	$ 15.81	$ 18.09	$ 15.11	$ 11.88	$ 12.98
Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.07)	(0.08)	(0.07)	(0.05)
Net realized and unrealized gain (loss)	(0.04)	(0.43)	3.73	3.30	(0.87)
Net increase (decrease) from investment operations	(0.10)	(0.50)	3.65	3.23	(0.92)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Total distributions to shareholders	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Redemption fees	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 14.79	$ 15.81	$ 18.09	$ 15.11	$ 11.88
Total return	(1.09)%	(1.42)%	24.73%	27.19%	(6.98)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.40)%	(0.41)%	(0.50)%	(0.52)%	(0.45)%
Ratio of expenses to average net assets:
Total expense	1.10%	1.10%	1.10%	1.14%	1.22%
Before fees waived and excluding recoupment of past waived fees	1.10%	1.10%	1.11%	1.14%	1.22%
After fees waived and excluding recoupment of past waived fees [3]	1.10%	1.09%	1.10%	1.10%	1.10%

Supplemental Data
Net Assets, End of Year (000's)	$587,095	$728,123	$728,538	$253,447	$ 52,784
Portfolio Turnover Rate	40%	43%	44%	39%	62%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	64	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class A	2020	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of year	$ 15.42	$ 17.76	$ 14.89	$ 11.76	$ 12.91
Income (loss) from investment operations:
Net investment loss[2]	(0.11)	(0.12)	(0.13)	(0.12)	(0.10)
Net realized and unrealized gain (loss)	(0.05)	(0.44)	3.67	3.25	(0.87)
Net increase (decrease) from investment operations	(0.16)	(0.56)	3.54	3.13	(0.97)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Total distributions to shareholders	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of year	$ 14.33	$ 15.42	$ 17.76	$ 14.89	$ 11.76
Total return	(1.59)%	(1.81)% [4]	24.34%	26.62%	(7.41)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.80)%	(0.74)%	(0.82)%	(0.92)%	(0.89)%
Ratio of expenses to average net assets:
Total expense	1.49%	1.44%	1.41%	1.49%	1.60%
Excluding recoupment of past waived fees	1.49%	1.44%	1.41%	1.45%	1.56%

Supplemental Data
Net Assets, End of Year (000's)	$ 33,878	$ 45,376	$ 89,306	$ 82,031	$ 52,173
Portfolio Turnover Rate	40%	43%	44%	39%	62%

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	65	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Class C	2020	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 15.02	$ 17.46	$ 14.76	$ 11.74	$ 12.97
Income (loss) from investment operations:
Net investment loss[2]	(0.21)	(0.24)	(0.25)	(0.22)	(0.17)
Net realized and unrealized gain (loss)	(0.04)	(0.42)	3.62	3.24	(0.88)
Net increase (decrease) from investment operations	(0.25)	(0.66)	3.37	3.02	(1.05)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Total distributions to shareholders	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Redemption fees	0.00 [3]	0.00 [3]	0.00	0.00 [3]	0.00 [3]
Net asset value, end of period	$ 13.84	$ 15.02	$ 17.46	$ 14.76	$ 11.74
Total return	(2.25)%	(2.45)%	23.39%	25.72%	(8.00)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.47)%	(1.45)%	(1.56)%	(1.60)%	(1.50)% [5]
Ratio of expenses to average net assets:
Total expense	2.18%	2.16%	2.15%	2.17%	2.28% [5]
Before fees waived and excluding recoupment of past waived fees	2.18%	2.16%	2.15%	2.16%	2.28% [5]
After fees waived and excluding recoupment of past waived fees[6]	2.18%	2.16%	2.15%	2.16%	2.25% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 6,922	$ 13,255	$ 31,174	$ 44,593	$ 23,689
Portfolio Turnover Rate	40%	43%	44%	39%	62% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	66	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Investor Class	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of year	$ 15.70	$ 17.99	$ 15.05	$ 11.85	$ 12.97
Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.09)	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss)	(0.05)	(0.42)	3.70	3.29	(0.87)
Net increase (decrease) from investment operations	(0.14)	(0.51)	3.61	3.20	(0.94)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Total distributions to shareholders	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 14.63	$ 15.70	$ 17.99	$ 15.05	$ 11.85
Total return	(1.43)% [3]	(1.50)% [3]	24.56%	27.00%	(7.15)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.59)%	(0.53)%	(0.57)%	(0.69)%	(0.61)%
Ratio of expenses to average net assets	1.29%	1.22%	1.16%	1.26%	1.32%

Supplemental Data
Net Assets, End of Year (000's)	$666,635	$844,975	$853,794	$450,402	$162,096
Portfolio Turnover Rate	40%	43%	44%	39%	62%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	67	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements
June 30, 2020

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Enhanced Equity Fund (the “Enhanced Equity Fund”) (formerly Meridian Equity Income Fund), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”). The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland corporation. Each Fund is classified as a "diversified" management investment company.
Meridian Funds offer five share classes: Legacy Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Institutional Class Shares. Prior to July 1, 2015, Class A Shares were known as Advisor Class Shares. As of June 30, 2020, Institutional Class Shares of the Enhanced Equity Fund and Contrarian Fund are not currently being offered for sale. Effective June 15, 2017, Investor Class, Class A, and Class C Shares of the Growth Fund are closed to new investors. Effective June 29, 2018, Investor Class, Class A, and Class C Shares of the Small Cap Growth Fund are closed to new investors. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Effective November 1, 2018, direct initial purchases of Legacy Class Shares are permitted in the Enhanced Equity Fund. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Class A, Class C and Investor Class Shares are available for purchase through financial intermediary platforms. Class A Shares are subject to a maximum initial sales charge (front-end load) of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year of purchase. Investor Class Shares are not subject to front-end load or CDSC and require a higher minimum initial investment. All Classes have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value ("NAV") per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class, Class A and Class C Shares are subject to sub-transfer agent fees. Class A and Class C Shares are also subject to certain expenses related to the distribution of these shares. See Note 6 for further information on additional share classes.
The primary investment objectives of the Growth Fund, Contrarian Fund, and Enhanced Equity Fund are to seek long-term growth of capital.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. GAAP. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies.
a.	Cash & Cash Equivalents: Each Fund considers its investment in a FDIC insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution. The Funds may incur charges on cash overdrafts.
b.	Share Valuation: The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of each Fund. The result is rounded to the nearest cent. Each Fund’s shares will not be priced on the days in which the New York Stock Exchange ("NYSE") is closed for trading.
c.	Investment Valuations: Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.
Fixed income (debt) securities are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.
Investments in open-end U.S. mutual funds are valued at NAV each business day.

Meridian Funds	68	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2020

The market value of the Funds' investments in exchange traded funds is based on the published NAV of each fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.
Exchange-traded options are valued at the most recent sale price at the close of the options market in which the options trade. An exchange-traded option for which there is no close price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued based upon other available factors deemed relevant by ArrowMark Colorado Holdings, LLC (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”). These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.
d.	Fair Value Measurements: As described in Note 1.c. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3) that are significant to the fair value instrument. The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Funds' determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of June 30, 2020 is as follows:
	Level 1	Level 2	Level 3	Total
Growth Fund

Common Stocks[1]	$ 1,700,947,042	$ 56,551,670	$ —	$ 1,757,498,712
Warrants[1]	—	685,553	—	685,553
Preferred Stocks[1]	—	—	22,345,008	22,345,008
Short-Term Investments	4,431,000	10,227,453	—	14,658,453
Total Investments	$ 1,705,378,042	$ 67,464,676	$ 22,345,008	$ 1,795,187,726
Contrarian Fund

Common Stocks[1]	$ 458,063,339	$ 3,109,251	$ —	$ 461,172,590
Warrants[1]	—	90,000	—	90,000
Short-Term Investments	—	4,343,630	—	4,343,630
Total Investments	$ 458,063,339	$ 7,542,881	$ —	$ 465,606,220

Meridian Funds	69	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2020

	Level 1	Level 2	Level 3	Total
Enhanced Equity Fund
Assets:
Common Stocks[1]	$ 63,606,776	$ —	$ —	$ 63,606,776
Short-Term Investments	1,945,539	17	—	1,945,556
Total Investments - Assets	$ 65,552,315	$ 17	$ —	$ 65,552,332
Liabilities:
Call Options Written	(4,288,830)	(9,659,490)	—	(13,948,320)
Total Investments - Liabilities	$ (4,288,830)	$ (9,659,490)	$ —	$ (13,948,320)
Small Cap Growth Fund

Common Stocks[1]	$ 1,157,133,344	$ 49,369,392	$ 322,960	$ 1,206,825,696
Warrants[1]	—	1,680,041	—	1,680,041
Preferred Stocks[1]	—	—	50,015,412	50,015,412
Short-Term Investments	15,712,000	43,657,095	—	59,369,095
Total Investments	$ 1,172,845,344	$ 94,706,528	$ 50,338,372	$ 1,317,890,244
1 See Schedules of Investments for values in each industry.
Reconciliations of Level 3 investments are presented when the Funds had significant amounts of Level 3 investments at the beginning and/or end of the period in relation to net assets. The Funds recognize transfers between levels as of the end of the period. The following tables are reconciliations of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Growth Fund
	Preferred Stocks	Warrants	Total Level 3
Investments in Securities
Beginning Balance 07/01/19	$ 28,324,501	$ 5,061,271	$ 33,385,772
Total Purchase	15,941,633	—	15,941,633
Total Sales	(381,435)	—	(381,435)
Transfers out[1]	(21,222,396)	(607,965)	(21,830,361)
Change in unrealized Gain (Loss)	(317,295)	(4,453,306)	(4,770,601)
Ending Balance 06/30/20	$ 22,345,008	$ —	$ 22,345,008

[1] During the year ended June 30, 2020, certain investments were transferred into or out of Level 3 in the fair value hierarchy as a result of an initial public offering or as a result of being valued at the time of purchase utilizing significant unobservable inputs and valued utilizing observable inputs at the end of the year.

Meridian Funds	70	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2020

Small Cap Growth Fund
	Common Stocks	Preferred Stocks	Warrants	Total Level 3
Investments in Securities
Beginning Balance 07/01/19	$ 4,421,589	$ 65,259,587	$ 4,638,865	$ 74,320,041
Total Purchase	—	14,079,985	—	14,079,985
Total Sales	—	(340,198)	—	(340,198)
Transfers in	4,000,000	—	—	4,000,000
Transfers out[1]	(4,304,988)	(27,485,657)	(557,225)	(32,347,870)
Realized Gain (Loss)	—	(4,973)	—	(4,973)
Change in unrealized Gain (Loss)	(3,793,641)	(1,493,332)	(4,081,640)	(9,368,613)
Ending Balance 06/30/20	$ 322,960	$ 50,015,412	$ —	$ 50,338,372

[1] During the year ended June 30, 2020, certain investments were transferred into or out of Level 3 in the fair value hierarchy as a result of an initial public offering or as a result of being valued at the time of purchase utilizing significant unobservable inputs and valued utilizing observable inputs at the end of the year.

Information about Level 3 measurements as of June 30, 2020:
Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range [1]
Preferred Stock	$7,098,559	Option Pricing Method	Industry Volatility, Time to Exit	35.93%, 60 months
Preferred Stock	$4,503,416	Option Pricing Method Market Approach	Industry Volatility, Time to Exit	49.70%, 48 months 1.91x to 2.11x
Preferred Stock	$10,743,033	Market Approach	Revenue Multiple	3.67x to 9.50x

1A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
Small Cap Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range [1]
Common Stock	$322,960	Option Pricing Method Fully Diluted Method	Industry Volatility, Time to Exit Enterprise value adjustment	75%-77.5%, 27-36 months -60% - 20%
Preferred Stock	$30,487,767	Option Pricing Method Fully Diluted Method	Industry Volatility, Time to Exit Enterprise value adjustment	49.70%-85%, 12-48 months -60% - 30%
Preferred Stock	$4,099,614	Market Approach	Revenue Multiple	3.67x to 3.92x
Preferred Stock	$15,473,673	Option Pricing Method	Industry Volatility, Time to Exit	35.93% - 75%, 12-60 months

[1] A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

Meridian Funds	71	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2020

Unobservable Input	Impact to Value if Input Increases	Input to Value If Input Decreases
Industry Volatility	Decrease	Increase
Time to Exit	Decrease	Increase
Revenue Multiple	Increase	Decrease
Enterprise Value Adjustment	Increase	Decrease
e.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is accrued daily. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method.
f.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
g.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.
h.	Use of Estimates: The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates, and such differences could be significant.
i.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.
j.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses, subject to applicable law. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Meridian Funds	72	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2020

k.	Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Funds have partially adopted the new accounting standard while management continues to evaluate the remaining aspects of this guidance to the Funds.

Meridian Funds	73	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2020

2.	Capital Shares Transactions: Transactions in capital shares were as follows:
	Year Ended June 30, 2020		Year Ended June 30, 2019
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	654,667	$ 22,296,401	739,154	$ 29,989,494
Shares issued from reinvestment of distributions	2,767,447	107,598,358	4,934,098	159,470,036
Redemption fees	—	3,470	—	7,195
Shares redeemed	(5,818,884)	(205,570,786)	(3,827,139)	(149,517,468)
Net increase/(decrease)	(2,396,770)	$ (75,672,557)	1,846,113	$ 39,949,257
Institutional Class
Shares sold	5,936,651	$ 223,526,248	2,755,774	$ 111,877,762
Shares issued from reinvestment of distributions	1,108,226	43,065,657	1,246,850	40,273,271
Redemption fees	—	3,020	—	13,257
Shares redeemed	(3,601,788)	(130,106,486)	(1,642,471)	(66,211,804)
Net increase	3,443,089	$ 136,488,439	2,360,153	$ 85,952,486
Class A
Shares sold	9,174	$ 325,757	18,732	$ 786,277
Shares issued from reinvestment of distributions	14,601	546,221	26,606	832,766
Redemption fees	—	31	—	—
Shares redeemed	(61,175)	(1,998,612)	(228,407)	(9,999,499)
Net decrease	(37,400)	$ (1,126,603)	(183,069)	$ (8,380,456)
Class C
Shares sold	1,163	$ 41,921	1,544	$ 64,239
Shares issued from reinvestment of distributions	6,494	237,825	13,312	411,474
Shares redeemed	(19,681)	(628,255)	(15,399)	(556,730)
Net decrease	(12,024)	$ (348,509)	(543)	$ (81,017)
Investor Class
Shares sold	3,456,198	$ 117,334,817	7,417,703	$ 318,211,590
Shares issued from reinvestment of distributions	865,130	33,264,267	986,674	31,563,700
Redemption fees	—	1,438	—	5,029
Shares redeemed	(5,642,767)	(201,418,403)	(1,496,264)	(59,720,309)
Net increase/(decrease)	(1,321,439)	$ (50,817,881)	6,908,113	$ 290,060,010

Meridian Funds	74	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2020

	Year Ended June 30, 2020		Year Ended June 30, 2019
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	102,895	$ 3,229,417	113,364	$ 4,440,030
Shares issued from reinvestment of distributions	1,206,014	42,487,893	3,607,264	109,949,410
Redemption fees	—	2,562	—	5,498
Shares redeemed	(2,532,505)	(80,945,730)	(2,068,738)	(75,932,439)
Net increase/(decrease)	(1,223,596)	$(35,225,858)	1,651,890	$ 38,462,499
Class A
Shares sold	18,222	$ 615,538	52,511	$ 2,048,503
Shares issued from reinvestment of distributions	2,367	81,377	24,866	739,024
Redemption fees	—	19	—	316
Shares redeemed	(98,031)	(3,242,100)	(106,849)	(4,182,539)
Net decrease	(77,442)	$ (2,545,166)	(29,472)	$ (1,394,696)
Class C
Shares sold	151	$ 5,200	557	$ 25,000
Shares issued from reinvestment of distributions	105	3,556	294	8,622
Shares redeemed	(59)	(1,385)	—	—
Net increase	197	$ 7,371	851	$ 33,622
Investor Class
Shares sold	664	$ 20,789	21,139	$ 857,659
Shares issued from reinvestment of distributions	5,331	186,333	19,165	579,747
Shares redeemed	(42,061)	(1,451,080)	(29,758)	(1,294,444)
Net increase/(decrease)	(36,066)	$ (1,243,958)	10,546	$ 142,962

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2020

	Year Ended June 30, 2020		Year Ended June 30, 2019
	Shares	Amount	Shares	Amount
Enhanced Equity Fund:
Legacy Class
Shares sold	71,180	$ 1,124,825	185,552	$ 2,837,705
Shares issued from reinvestment of distributions	1,062,223	15,359,739	326,231	4,283,419
Redemption fees	—	1,315	—	—
Shares redeemed	(1,219,562)	(20,077,531)	(276,064)	(4,579,682)
Net increase/(decrease)	(86,159)	$ (3,591,652)	235,719	$ 2,541,442
Class A
Shares sold	226,654	$ 4,218,057	54,553	$ 1,006,208
Shares issued from reinvestment of distributions	78,187	1,118,071	21,580	282,055
Redemption fees	—	1,839	—	861
Shares redeemed	(361,367)	(6,065,159)	(211,430)	(3,137,164)
Net decrease	(56,526)	$ (727,192)	(135,297)	$(1,848,040)
Class C
Shares sold	5,127	$ 100,468	—	$ —
Shares issued from reinvestment of distributions	620	8,758	10	130
Shares redeemed	(3,830)	(65,262)	—	—
Net increase	1,917	$ 43,964	10	$ 130
Investor Class
Shares sold	533,558	$ 10,354,814	124,307	$ 2,372,645
Shares issued from reinvestment of distributions	179,508	2,592,097	5,545	72,698
Redemption fees	—	3,806	—	176
Shares redeemed	(657,024)	(9,149,810)	(131,679)	(2,058,654)
Net increase/(decrease)	56,042	$ 3,800,907	(1,827)	$ 386,865

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2020

	Year Ended June 30, 2020		Year Ended June 30, 2019
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	429,274	$ 5,960,235	1,061,455	$ 17,724,276
Shares issued from reinvestment of distributions	106,193	1,707,575	249,305	3,455,365
Redemption fees	—	283	—	151
Shares redeemed	(1,338,479)	(16,480,989)	(1,708,722)	(31,069,872)
Net decrease	(803,012)	$ (8,812,896)	(397,962)	$ (9,890,080)
Institutional Class
Shares sold	14,900,148	$ 212,025,956	17,840,231	$ 304,620,636
Shares issued from reinvestment of distributions	2,276,468	36,764,965	4,970,015	69,132,900
Redemption fees	—	410,283	—	60,357
Shares redeemed	(23,537,579)	(325,946,565)	(17,028,974)	(284,633,011)
Net increase/(decrease)	(6,360,963)	$ (76,745,361)	5,781,272	$ 89,180,882
Class A
Shares sold	320,772	$ 4,183,225	698,260	$ 10,990,916
Shares issued from reinvestment of distributions	140,843	2,211,235	396,619	5,394,048
Redemption fees	—	210	—	3,374
Shares redeemed	(1,040,526)	(14,538,835)	(3,181,843)	(55,273,945)
Net decrease	(578,911)	$ (8,144,165)	(2,086,964)	$ (38,885,607)
Class C
Shares sold	20,229	$ 278,815	58,729	$ 923,743
Shares issued from reinvestment of distributions	40,445	615,575	149,666	1,989,059
Redemption fees	—	223	—	339
Shares redeemed	(443,123)	(6,121,717)	(1,111,203)	(18,284,272)
Net decrease	(382,449)	$ (5,227,104)	(902,808)	$ (15,371,131)
Investor Class
Shares sold	15,772,549	$ 221,654,486	17,517,878	$ 293,078,968
Shares issued from reinvestment of distributions	2,815,336	45,101,680	5,603,699	77,499,155
Redemption fees	—	24,151	—	8,375
Shares redeemed	(26,867,957)	(356,106,455)	(16,737,663)	(277,938,274)
Net increase/(decrease)	(8,280,072)	$ (89,326,138)	6,383,914	$ 92,648,224

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2020

3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the year ended June 30, 2020, were as follows:
	Purchases	Proceeds from Sales
Growth Fund	$850,559,782	$897,522,732
Contrarian Fund	$381,057,910	$428,973,099
Enhanced Equity Fund	$ 92,878,399	$106,373,238
Small Cap Growth Fund	$552,153,434	$800,384,789

4.	Other Investment Transactions
a.	Restricted Securities: Restricted securities for which quotations are not readily available are valued at fair value, as determined by the board of directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer, or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy. As of June 30, 2020, Contrarian and Enhanced Equity Funds don’t hold any restricted securities. Refer to the Schedules of Investments for information about restricted securities held as of June 30, 2020 for Growth and Small Cap Growth Funds.
b.	Private Placement Securities: Privately issued securities are restricted securities that are offered in a private placement and are generally not registered with the SEC or any federal or state regulatory authority. Securities issued in a private placement are generally "restricted securities" as that term is defined under Rule 144 promulgated under the Securities Act of 1933, and may not be resold without registration with the Securities and Exchange Commission or the availability of an exemption therefrom. There is generally no public trading market for privately offered securities and it is generally not anticipated that a public trading market will develop. There are substantial restrictions on the transfer of privately offered securities. Such securities have limited liquidity that makes it difficult or impossible to sell. An investment in privately issued securities often requires a long-term investment horizon and it may be many years before an investor receives significant distributions from such investment. Due to the lack of public market for privately offered securities, it may be difficult to value the investment.
c.	Securities Lending: The Funds have entered into an agreement with The Bank of New York Mellon (the “Lending Agent”), dated September 23, 2015 (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds or joint repurchase agreements. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash and/or securities as collateral in an amount equal to not less than 102% of the market value of loaned securities. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.
The following table summarizes the securities received as collateral for securities lending:
	Collateral Type	Coupon Range	Maturity Date Range	Market Value
Growth Fund	U.S. Government Obligations	0.00% - 8.00%	7/9/2020 - 11/15/2049	$225,998,722
Contrarian Fund	U.S. Government Obligations	0.00% - 8.00%	7/9/2020 - 11/15/2049	39,805,658
Enhanced Equity Fund	U.S. Government Obligations	0.00% - 8.00%	7/9/2020 - 8/15/2049	4,230,951
Small Cap Growth Fund	U.S. Government Obligations	0.00% - 8.00%	7/9/2020 - 11/15/2049	151,304,405

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2020

Income generated from securities lending is presented in the Statements of Operations. As of June 30, 2020, the total value of securities on loan for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $236,120,414, $44,556,428, $4,291,688, and $210,351,394, respectively. Securities on loan are footnoted in the Schedules of Investments. As of June 30, 2020, the total collateral value for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $240,657,175, $44,149,288, $4,230,968 and $210,673,500, respectively.
d.	Repurchase Agreements and Joint Repurchase Agreements: The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds' custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by the Lending Agent (the “Program”), provided that the value of the underlying collateral, including accrued interest will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of the Lending Agent in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by the Lending Agent.
At June 30, 2020, the market value of repurchase agreements or joint repurchase agreements outstanding for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $10,227,453, $4,343,630, $17 and $43,657,095, respectively.
e.	Master Netting Arrangements: The Funds may enter into master netting agreements with their counterparties for the repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statements of Assets and Liabilities.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2020

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting arrangement as of June 30, 2020:
	Assets
	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received	Net Amount
Growth Fund
Repurchase agreement	$ 10,227,453	$ (10,227,453)[1]	$ —
Contrarian Fund
Repurchase agreement	4,343,630	(4,343,630) [1]	—
Enhanced Equity Fund
Repurchase agreement	17	(17) [1]	—
Small Cap Growth Fund
Repurchase agreement	43,657,095	(43,657,095) [1]	—

[1] The amount of collateral presented is limited such that the net amount cannot be less than zero. Collateral received in excess of the market value of repurchase agreements is not presented in this table.
f.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Average quarterly balances of outstanding derivative financial instruments were as follows.
Enhanced Equity Fund
Options:
Average value of option contracts written	$11,195,187
For the year ended June 30, 2020, the effect of equity option positions written can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized gain on written options and Net change in unrealized depreciation on written options, and are included in Options written at value on the Statements of Assets and Liabilities.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2020

g.	Warrants: The Company can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the Company the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Company has no obligation to exercise the warrant and buy the stock.
h.	Short Sales: The Funds may enter into short sales. A short sale occurs when a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.
5.	Market and Debt Securities Risk
In the normal course of business, each Fund's investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and debt securities risk. Each Fund’s prospectus provides details of these and other types of risk.
Market Risk: Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.
Debt Securities Risk: Each Fund may invest in debt securities of both government and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.
Options Risk: Investments in options involve risks different from, and possibly greater than, investing directly in the underlying security, asset or other reference, including, among others, the risk that the counterparty to an option may

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2020

not perform or may be unable to perform in accordance with the terms of the instrument, the potential that, at times, there may not be a liquid secondary market for the options (as described above), and the risk of imperfect correlation between any movement in the price or value of options and their underlying security, asset or other reference. Such events, as well as circumstances under which a Fund is required to purchase the underlying asset at a disadvantageous price, may result in losses to the Fund. In addition, options also may involve a small initial investment relative to the risk assumed, which could result in losses that are greater than the amount originally invested. Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
6.	Affiliate Transactions and Fees
Investment Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.
Growth Fund:		Contrarian and Small Cap Growth Funds:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Greater than $0	1.00%
Greater than $50,000,000	0.75%
Enhanced Equity Fund:
Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Class A and Class C shares: Each Fund has entered into and adopted a Distribution Plan for Class A and Class C shares. Under the Distribution Plan, the Funds may pay ALPS Distributors, Inc. (the “Distributor”), and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Class A and Class C at an annual rate of up to 0.25% and 1.00% of average daily net assets for Class A and Class C shares, respectively.
For the year ended June 30, 2020, the distributor received commissions in the amounts of $113, $645, $3,074 and $169 for Class A of Growth Fund, Contrarian Fund, Enhanced Equity Fund and Small Cap Growth Fund, respectively. The Contrarian Fund, Enhanced Equity Fund and Small Cap Growth Fund also paid CDSC fees in the amount of $14, $577 and $493 to distributors for Class C.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2020

Waivers and Reimbursements of Expenses: The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceed the expense limitations listed below, excluding acquired fund fees and expenses, dividend expenses on securities sold short, and interest expenses on short sales. With respect to these limits, the Adviser waived the fees listed below during the year ended June 30, 2020.
	Expense Limitation	Total Waivers and Reimbursements for the year ended June 30, 2020
Growth Fund
Institutional Class	0.90%	$ —
Class A	1.55%	$ —
Class C	2.25%	$ —
Investor Class	1.30%	$ —
Contrarian Fund
Class A	1.60%	$ —
Class C	2.20%	$ —
Investor Class	1.35%	$ —
Enhanced Equity Fund
Legacy Class	1.25%	$ 8,117
Class A	1.60%	$ 784
Class C	2.00%	$ 49
Investor Class	1.35%	$ —
Small Cap Growth Fund
Legacy Class	1.20%	$ —
Institutional Class	1.10%	$31,579
Class A	1.60%	$ —
Class C	2.25%	$ —
Investor Class	1.35%	$ —

Subject to the approval of the Board, the Funds may repay the Adviser the amount of its reimbursement for the Funds for up to three years following the reimbursement to the extent the Funds’ expenses drop below the expense limitations, after giving effect to repayment by each Fund. This agreement will continue until October 31, 2020, and may be renewed or modified with approval of the Funds' Board. For the year ended June 30, 2020, the Adviser did not recoup from any of the Funds.
At June 30, 2020, the balance of carried forward recoupable expenses along with the year of expiration for each Fund were as follows:
	Expiration June 30,
	2021	2022	2023
Growth Fund	$ —	$—	$ —
Contrarian Fund	—	—	—
Enhanced Equity Fund	—	—	8,950
Small Cap Growth Fund	42,960	—	31,579

At June 30, 2020, $3 and $38,181 of recoupable expenses expired for the Enhanced Equity Fund and Small Cap Growth Fund, respectively.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2020

7.	Directors and Officers: Certain Officers of the Funds are also Officers of the Adviser. Officers of the Funds who are Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.
An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in-person Committee meeting.
8.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The tax character of distributions made during the fiscal year ended June 30, 2020, is as follows:
	2020 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	$11,155,028	$178,764,636	$189,919,664
Contrarian Fund	4,905,907	39,157,438	44,063,345
Enhanced Equity Fund	3,306,362	16,792,456	20,098,818
Small Cap Growth Fund	13,895,977	79,672,089	93,568,066
The tax character of distributions made during the fiscal year ended June 30, 2019, is as follows:
	2019 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	$39,486,532	$199,014,967	$238,501,499
Contrarian Fund	10,725,093	103,718,529	114,443,622
Enhanced Equity Fund	2,172,942	2,992,095	5,165,037
Small Cap Growth Fund	86,765,622	85,197,204	171,962,826
9.	Federal Income Taxes Information: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2020, the Funds did not incur any interest or penalties.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2020

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of year end, the following permanent differences attributable to non-deductible expense, net operating losses, and non-taxable income from underlying partnerships were reclassified to the following accounts:
	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Accumulated Earnings
Growth Fund	$ —	$ —
Contrarian Fund	22	(22)
Enhanced Equity Fund	(83,668)	83,668
Small Cap Growth Fund	—	—

The aggregate cost of investments and unrealized appreciation and depreciation, for federal income tax purposes, at June 30, 2020 is as follows:
	Aggregrate Cost	Aggregrate Gross Unrealized Appreciation	Aggregrate Gross Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
Growth Fund	$1,661,763,004	$372,063,116	$(238,638,394)	$133,424,722
Contrarian Fund	401,752,515	92,248,176	(28,394,471)	63,853,705
Enhanced Equity Fund	52,357,497	17,738,624	(4,543,789)	13,194,835
Small Cap Growth Fund	1,330,059,069	262,043,754	(274,212,579)	(12,168,825)
	Components of Accumulated Earnings (Losses) on a Tax Basis
	Growth Fund	Contrarian Fund	Enhanced Equity Fund	Small Cap Growth Fund
Undistributed ordinary income	$ —	$ 1,213,976	$ —	$ 5,278,887
Capital loss carry forward	—	—	—	—
Undistributed long-term capital gains	—	—	3,530,822	25,919,472
Unrealized appreciation/(depreciation)	133,424,722	63,853,704	9,246,682	(12,168,825)
Qualified late year deferred losses	(39,002,084)	(5,397,793)	—	—
Total Accumulated Earnings/(Losses)	$ 94,422,638	$59,669,887	$12,777,504	$ 19,029,534
The differences between book and tax-basis unrealized appreciations are attributable to the tax deferral of losses on wash sales, mark-to-market adjustments on investments in passive foreign investment companies, and straddles. Late year losses incurred after December 31 within the fiscal year or period are deemed to arise on the first business day of the following fiscal year for tax purposes. The Growth Fund incurred and elected to defer such later year losses of $610,031. Capital losses incurred after October 31 within the fiscal year or period are deemed to arise on the first business day of the following fiscal year for tax purposes. The Growth Fund and Contrarian Fund incurred and elected to defer such Post October losses of $38,392,053 and $5,397,793, respectively.
As of June 30, 2020, the Funds had no capital loss carryforwards available to offset future realized capital gains.
10.	Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

Meridian Funds	85	www.meridianfund.com

Report of Independent Registered Public Accounting Firm
To the Shareholders of Meridian Growth Fund, Meridian Contrarian Fund, Meridian Enhanced Equity Fund, and Meridian Small Cap Growth Fund and Board of Directors of Meridian Fund, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Meridian Fund, Inc. comprising Meridian Growth Fund, Meridian Contrarian Fund, Meridian Enhanced Equity Fund, and Meridian Small Cap Growth Fund (the “Funds”) as of June 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
The Funds’ financial highlights for the years ended June 30, 2017, and prior, were audited by other auditors whose report dated August 24, 2017, expressed an unqualified opinion on those financial highlights.
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian, brokers, and transfer agents or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2018.
Cohen & Company, Ltd.
Cleveland, Ohio
August 25, 2020

Meridian Funds	86	www.meridianfund.com

Board Consideration of Liquidity Risk Management Program
The Company has adopted and implemented a liquidity risk management program (the “Program”), as consistent with Rule 22e-4 to govern the Company’s approach to managing liquidity risk for each Fund. The Program is overseen by the Liquidity Committee (the “Committee”), which is comprised of the Company’s Treasurer, Secretary, Assistant Treasurer and a compliance representative of the Company’s investment adviser, ArrowMark Colorado Holdings, LLC. The Company’s Board of Directors (the “Board”) has approved the designation of the Committee to oversee the Program.
The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.
At a meeting of the Board held on May 12, 2020, the Committee provided a report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness of the Program, including any material changes to the Program for the period from the inception of the Company’s program on May 14, 2019 through March 31, 2020 (“Reporting Period”). The Report concluded that the Company’s Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that the Company’s investment strategies continue to be appropriate given the Company’s status as an open-end fund.
There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in the Company, including liquidity risks presented by the Company’s investment portfolio, is found in the Company’s Prospectus and Statement of Additional Information.

Meridian Funds	87	www.meridianfund.com

Meridian Fund, Inc.
Information About the Directors and Officers
The individuals listed below serve as directors or officers of Meridian Fund, Inc. (the “Meridian Funds”). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 100 Fillmore Street, Suite 325, Denver, CO 80206. The Meridian Funds’ Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.
Interested Directors*	Positions(s) Held with Fund:	Length of Service (Beginning Date)	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Michael Stolper* (75)	Director	Indefinite term since May 3, 1985	President, Stolper & Company, Inc. (an investment adviser), September 1975 to December 2017; Trustee, Ewing Marion Kauffman Foundation, March 2010 to present.	4	StoneCastle Financial Corp.; Windowpane Funds (one portfolio)
* Mr. Stolper is treated as an “interested” person of the Funds, as such term is defined in the 1940 Act, because, as a result of his prior ownership interest in Aster Investment Management, Inc. (the “Previous Investment Adviser”, the previous investment adviser to the Meridian Enhanced Equity Fund, Meridian Growth Fund, and Meridian Contrarian Fund.)

Non-Interested Directors	Position(s) Held with Fund:	Length of Service (Beginning Date)	Princiapl Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Guy M. Arnold (52)	Director	Indefinite term since May 12, 2015	President of Hunt Development Group from July 2015 to present; Owner/Manager of GMA Holdings, LLC from January 2013 to July 2015.	4	StoneCastle Financial Corp.; MidFirst Bank – Colorado Advisory Member; The Children’s Hospital of Colorado Finance Committee
John S. Emrich, CFA (52)	Director	Indefinite term since October 6, 2010	Private Investor, January 2011 to present Member and Manager, Iroquois Valley Farms, LLC, June 2012 to August 2015.	4	StoneCastle Financial Corp.; Destra Funds (4 Funds); Clean Energy Federal Credit Union
Michael S. Erickson (68)	Director	Indefinite term since May 3, 1985	Private Investor, August 2007 to present; Treasurer and Vice President, Erickson Holding Corp., 2003 to present; Treasurer, Vice President and Manager, McGee Island LLC, 2015 to present.	4	Destra Funds (4 Funds)
James Bernard Glavin (85)	Director and Chairman of the Board	Indefinite term since May 3, 1985	Retired; previously Chairman of the Board, Orchestra Theraputics, Inc.	4	None
Edward F. Keely, CFA (53)	Director	Indefinite term since February 13, 2015	Chief Investment Officer/Portfolio Manager at Borgen Investment Group, 2008 to present.	4	None

Officers	Position(s) Held with Fund:	Length of Service	Principal Occupation(s) During Past 5 Years
David Corkins (53)	President (Principal Executive Officer)	Indefinite; Since September 5, 2013	Co-Founder, Principal and Portfolio Manager, ArrowMark Colorado Holdings, LLC
Rick Grove (51)	Vice President, Secretary and Chief Compliance Officer	Indefinite; Since September 5, 2013	Chief Compliance Officer, ArrowMark Colorado Holdings, LLC; formerly, Chief Operating Officer, ArrowMark Colorado Holdings, LLC
Katie Jones (36)	Chief Financial Officer (Principal Financial Officer) and Treasurer	Indefinite; Since August 12, 2014	Controller, ArrowMark Colorado Holdings, LLC; formerly, Assistant Treasurer, Meridian Fund, Inc.
Kelsey Auble (30)	Assistant Treasurer	Indefinite; Since November 12, 2019	Assistant Controller, ArrowMark Colorado Holdings, LLC; formerly, Alternative Investment Accounting Supervisor, ALPS Fund Services

Meridian Funds	88	www.meridianfund.com

Meridian Fund, Inc.
2020 TAX NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2019. Please consult your tax advisor for proper treatment of this information.
For the period July 1, 2019 to June 30, 2020, the Funds reported the following terms with regard to distributions paid during the period. All information is based on financial information available as of the date of this annual report and, accordingly, is subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
Pursuant to Internal Revenue Code Section 852(b)(3), the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and Small Cap Growth Fund reported $178,764,636, $39,157,438, $16,792,456, and $79,672,089, respectively, as long-term capital gain distribution for the year ended June 30, 2020.
Pursuant to Internal Revenue Code Section 854(b)(2), the Funds listed below report a percentage of their ordinary income dividends distributed during the year ended June 30, 2020 as qualifying for the corporate dividends-received deduction:
Growth Fund	61.14%
Contrarian Fund	100%
Enhanced Equity Fund	5.90%
Small Cap Growth Fund	17.00%
Pursuant to Section 1 (h)(11) of the Internal Revenue Code, the Funds listed below report the following amounts of their income dividends paid during the year ended June 30, 2020 as qualified dividend income (QDI):
Growth Fund	70.14%
Contrarian Fund	100%
Enhanced Equity Fund	5.72%
Small Cap Growth Fund	14.41%
The Funds report a portion of the net income dividends distributed during the year ended June 30, 2020, as Qualified Interest Income (QII), as defined in the Internal Revenue Code as follows:
Growth Fund	0%
Contrarian Fund	2.75%
Enhanced Equity Fund	0%
Small Cap Growth Fund	0%
The Funds report a portion of the short term capital gain dividends distributed during the year ended June 30, 2020, as Qualified Short-Term Gain, as defined in the Internal Revenue Code as follows:
Growth Fund	100%
Contrarian Fund	0%
Enhanced Equity Fund	100%
Small Cap Growth Fund	100%
U.S. Government interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exception of these amounts from state income for the Funds.

Meridian Funds	89	www.meridianfund.com

Meridian Fund, Inc.
2020 TAX NOTICE TO SHAREHOLDERS (Unaudited) (continued)

U.S. Government interest:
Growth Fund	0%
Contrarian Fund	0%
Enhanced Equity Fund	0%
Small Cap Growth Fund	0%

Meridian Funds	90	www.meridianfund.com

Meridian Fund, Inc.
Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2500® Growth Index: Measures the performances of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Index: Measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500™ is a subset of the Russell 3000® Index.
Russell 2500® Value Index: Measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. One cannot invest directly into an index.
S&P 500® Index: A commonly recognized market-capitalization-weighted index of 500 widely held equity securities, designed to measure broad U. S. equity performance.

Meridian Funds	91	www.meridianfund.com

MERIDIAN FUND, INC. PRIVACY POLICY NOTICE

Meridian Fund, Inc. shareholders are entitled to know how we protect personal information and how we limit disclosure.
Information sources. We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms
•	Transactions with us, our affiliates, or others
Protection of information. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.
Disclosure of information. We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.
Security measures. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc., P.O. Box 9792, Providence, RI 02940 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc. accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

For more information about MERIDIAN FUND, INC. the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.meridianfund.com.
Annual/Semi-annual Reports:
The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.
In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides additional information about the Funds, including operations and investment strategies.
You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.meridianfund.com. To request additional information or to speak with a representative of the Funds, contact us at:
MERIDIAN FUND, INC.
P.O. Box 9792
Providence, RI 02940
1-800-446-6662
You can also review the Funds’ reports and SAI:
•	By electronic request at the following E-mail address: publicinfo@sec.gov
•	Free from the Commission’s Website at http://www.sec.gov.
(Investment Company Act File No. 811-04014)

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Meridian Fund, Inc.
Other Information (Unaudited)
June 30, 2020
Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods prior to March 31, 2019, filed such information on Form N-Q. The complete listing is available on the Commission’s website at http://www.sec.gov.
Contact Us
By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:
Individual Investor:
(800) 446-6662
Institutional Investor:
(303) 398-2929
Financial Advisor:
(877) 796-3434
Key Information
Investment Adviser
ArrowMark Colorado Holdings, LLC
100 Fillmore Street, Suite 325
Denver, CO 80206
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
Administrator, Transfer Agent and Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Counsel
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115
Directors and Officers
Directors
James Bernard Glavin, Chairman
Guy M. Arnold
John S. Emrich
Michael S. Erickson
Edward F. Keely
Michael Stolper*
Officers
David Corkins, President
Katie Jones, Chief Financial Officer and Treasurer
Richard Grove, Vice President, Secretary and Chief
Compliance Officer
Kelsey Auble, Assistant Treasurer
*Interested Director

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James Glavin is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $102,500 in 2020 and $100,000 in 2019.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2020 and $0 in 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $20,000 in 2020 and $20,000 in 2019. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2020 and $0 in 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE COMPANY

1.

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section shall be presented to the full Committee at each of its scheduled meetings.

2.	De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.

such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the

Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

PROHIBITED SERVICES

The Committee shall confirm with the Auditor engaged to perform the audit of the Company that the Auditor is not performing contemporaneously any of the following non-audit services for the Company, the Adviser, or any affiliates of the Company or Adviser:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f) Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant for each of the last two fiscal years of the registrant was $20,000 in 2020 and $20,000 in 2019. The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2020 and $0 in 2019.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940

Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Meridian Fund, Inc.®

By (Signature and Title)* /s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date 8/31/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date 8/31/2020

By (Signature and Title)* /s/ Katie Jones
Katie Jones
Principal Financial Officer and Treasurer

Date 8/31/2020

* Print the name and title of each signing officer under his or her signature.